FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

     Pre-Effective Amendment No. ___              [_]

     Post-Effective Amendment No. ___             [_]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]

     Amendment No. ___                       [_]

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                        VALUE TREND FUNDS
       (Exact name of registrant as specified in charter)

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                    411 West Madison Avenue,
                 El Cajon, California 92020-3226
            (Address of principal executive offices)

           Registrant's Telephone Number: 619-588-9700

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     Ross C. Provence, 411 West Madison Avenue, El Cajon, CA
          92020 (Name and address of agent for service)


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Approximate date of proposed public offering:  As soon as
practicable after the effective date of the Registration
Statement.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has elected to register an indefinite number of shares of beneficial interest. The amount of the registration fee pursuant to Rule 24f-2 of the Investment Company Act of 1940 is $500.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

VALUE TREND FUNDS

Value Trend Funds (the "Trust") is a registered open-end management investment company with three separately managed non-diversified, no-load portfolios (each a "Fund" and collectively, the "Funds"). Value Trend Capital Management, LP ("Value Trend Capital Management, LP" or "Adviser") is the investment adviser of the Funds. Each Fund's portfolio is managed by Value Trend Capital Management, LP.

Each Fund's investment objective is long-term growth of capital. In seeking to achieve its objective, each Fund invests primarily in equity securities of US companies, except for the Worldwide Fund which may invest a large percentage of assets in foreign corporations. The Links Fund may invest in real estate investment trusts (REITs). There can be no assurance that the Funds will achieve their investment objectives.

Each Fund currently offers one class of shares. This Prospectus concisely describes the information that an investor should know before investing in a Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated ____ , 1998, is available free of charge. Write to Value Trend Capital Management, LP, 411 West Madison Avenue, El Cajon, Ca 92020 or call toll free 1-800-590-0898. The Statement of Additional Information, which contains more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus.

NO LOAD, NO SALES CHARGE, NO 12b-1 FEES
Minimum Initial Investment - $1,000 or $250 for IRAs
Minimum Subsequent Investments - $50
No Minimum Subsequent Investment for IRAs
(see "How to Purchase Shares")

For more information about establishing an account, or any other information about the Funds, call 1-800-590-0898.

This prospectus contains information you should know before investing. Please retain it for future reference. A Statement of Additional Information regarding the Funds dated the date of this prospectus has been filed with the Security and Exchange Commission and (together with any supplement to it) is incorporated by reference. That Statement may be obtained at no charge by writing or telephoning the transfer agent at its address or telephone number shown inside the back cover.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                     PROSPECTUS 1

The following information is provided to assist an investor in understanding the various expenses that an investor in a Fund will bear directly or indirectly. Since the Funds had not commenced operations as of the date of the Prospectus, the information about each Fund shown below is based on annualized projected expenses for each class of shares for the 1999 fiscal year. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods, assuming the 5% annual return required under federal regulations.

                                                 Large
                                                 Cap       Links     Worldwide
                                                 Fund      Fund      Fund


Shareholder Transaction Expenses
Maximum Sales Load                               none      none      none

Maximum Deferred Sales Load                      none      none      none

Redemption Fees                                  none      none      none

Exchange Fees                                    none      none      none

Annual Operating Expenses
(as a percentage of average net assets):
Management Fees                                  1.25%     1.35%     1.35%
12b-1 Fees                                       none      none      none

Other Operating Expenses (after expense
reimbursements)                                  none      none      none

Total Operating Expenses
(after expense reimbursements)                   1.25%     1.35%     1.35%

Example(1):
An investor would pay the following
expenses on a $1,000 investment assuming a
5% annual return (with or without a
redemption at the end of each time period):
One Year                                         $13       $14       $14
Three Year                                       $40       $43       $43


(1) Under SEC rules, newly-organized funds, such as the Funds, are required to show expenses for the one-year and three-year periods only.

2 VALUE TREND FUNDS

Large Cap Fund
The Large Cap Fund's investment objective is long-term growth of capital. The Fund is a no-load mutual fund which seeks to achieve its objective by investing substantially all of its assets in common stocks of well-established, high-quality US Companies that have a market capitalization of $5 billion or more. Some of these companies will have international exposure through their international divisions. In selecting investments for the Fund, the investment adviser will consider, among other things, consistency of earnings, earnings growth rate, and return on equity. The investment adviser will also consider its expectations as to the relative performance of various sectors of the economy and the relative growth prospects of different companies within such sectors. Under normal market conditions, the Fund will ordinarily be substantially fully invested in common stocks of major US companies.

Links Fund
The Links Fund's investment objective is long-term growth of capital. The Fund is a no-load mutual fund which seeks to achieve its objective by investing primarily in common stocks of companies which are associated with the golfing industry that the Fund's adviser considers to be undervalued at the time of purchase. The minimum market capitalization of the stocks in the Fund is $50 million with no maximum market capitalization. Companies who are candidates for this Fund may be, but are not limited to companies in the golfing industry, sponsors of major golfing events, companies who produce products for the golfing industry, and real estate investment trusts (REITs) who are involved with golf properties, hotels, and housing.

Worldwide Fund
The Worldwide Fund's investment objective is long-term growth of
capital.   The Fund is a no-load mutual fund which seeks to
achieve its objective primarily through investments in common stock of foreign and domestic issuers. The Fund has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. The adviser under normal circumstances will invest assets in a least three different countries and 65% of the common stock held will be in companies located in foreign countries. Foreign index funds may also be used. As of January 1, 1999 the Worldwide Fund has not commenced operations.

All Funds
Except for necessary reserves including but not limited to reserves held to cover redemptions and unanticipated expenses, as determined by management, all assets will be invested in marketable securities composed primarily of common stocks and securities convertible into common stocks. The reserves will be held in cash or high-quality, short-term debt obligations readily changeable into cash.

Management believes, however, that there may be times when the shareholders interests are best served by investing in preferred stocks, bonds or other defensive issues. It retains the freedom to administer the portfolio of the Funds accordingly when, in the judgment of the Adviser, economic and market conditions make such a course desirable. Normally, however, the Funds will maintain at least 65% of the portfolios in common stocks. These are not restrictions or guidelines

                                                     PROSPECTUS 3
regarding the investment of Funds assets in shares listed on an exchange or traded over-the-counter. The Funds may also invest in issues of the United States Treasury or a United States government agency subject to repurchase agreements. The use of repurchase agreements by the Funds involves certain risks. For a discussion of the risks, see "Repurchase Agreements" below.

In addition to the investments described above, each Fund may lend its portfolio securities and enter into repurchase agreements. See "Risk Considerations" below.

INVESTMENT STRATEGIES

Value Trend Capital Management, LP, the investment adviser, as its name implies follows a value investment strategy. Its investment objective is to seek long-term growth of capital by investing primarily in common and preferred stocks and warrants or other rights and convertible securities.

The Adviser uses several approaches in analyzing economic value, but considers the primary determinant of value to be a company's long-term ability to generate profits for its shareholders. In addition, the Adviser will consider a stock undervalued if it is trading at a price below which the investment adviser believes it should be trading based on price relative to earnings, price relative to return on equity and the earnings growth rate. Once the Adviser has determined that a stock is undervalued, the Adviser will consider it for a Fund, taking into account the quality, experience and motivation of the management, the company's market position within its industry and its strength of pricing power. The Adviser believes the risk of equity investing is reduced when management's interests are strongly aligned with the interest of their shareholders.

RISK CONSIDERATIONS

It is important to understand the following risks inherent in a Fund before you invest.

Common Stocks and
Other Equity Securities
Common stocks and similar equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include securities convertible for or convertible into common stocks (e.g. warrants). While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. With exception of the Large Cap Fund, each Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Companies" below. The Links Fund investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

4 VALUE TREND FUNDS

Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities.

Small Companies
The Links Fund may invest in companies with relatively small market capitalization. See "The Funds" above. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with stocks of larger companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or market averages in general. The net asset value per share of Funds that invest in companies with smaller capitalization therefore may fluctuate more widely than market averages.

Non-diversification Policy
Each Fund is classified as being non-diversified which means that each Fund may invest no more than 25% of its total assets in any one issuer other than US government securities and at the close of each quarter of the taxable year, at least 50% of the value of each Fund must be represented by a) cash and cash items, including US government securities and b) other securities of different issuers in which each Fund has invested no more than 5% of its assets and with respect to which it owns no more than 10% of the outstanding voting securities of the issuer. Each Fund, therefore, may be more susceptible than a more widely diversified fund to a single economic, political, or regulatory occurrence. Each Fund seeks only diversification for adequate representation among what it considers to be the best performing securities and to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code. Except for investment policies that are identified as "fundamental," all of the investment policies of each Fund may be changed without a vote of Fund shareholders.

Repurchase Agreements
Under a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the seller fails to repurchase the securities, the Fund has rights to sell the securities to third parties. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Repurchase agreements afford an opportunity for the Fund to earn a return on available cash at relatively low credit risk, although the Fund may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase.

                                                     PROSPECTUS 5

The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid securities.

Loans of Securities
The Funds may lend their portfolio securities, provided that cash or equivalent collateral equal to at least 100% of the market value of the securities loaned is continuously maintained by the borrower with the Funds. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. It is not currently anticipated that any Fund will have on loan at any given time securities totaling more than one-fourth of its net assets. A Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may be insufficient to cover the securities loaned as a result of an increase in the value of the securities of decline in the value of the collateral.

Options
The Funds may write (i.e. sell) covered call and put options and purchase put and call options on securities that are traded on United States listed markets. The value of the underlying securities on which the options may be written at any one time will not exceed 15% of the Fund's total assets. The Fund will not purchase put of call options if the aggregate premium paid for such options would exceed 5% of the Fund's total assets at the time of purchase. The risks associated with options are that the option does not follow the price movement of the underlying security. Moreover, gains and losses depend on the investment adviser's ability to predict correctly the direction of stock prices, interest rates, and other economic factors.

Futures Contracts
The Funds may enter into financial futures contracts to hedge cash positions. Futures are generally bought and sold on commodity exchanges. The sale of a futures contract creates a firm obligation by the Funds, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specified future time for a specified price (or the net cash amount). The risk associated with using futures contracts are: (i) imperfect correlation between the change in market value of stocks held by the Funds and the prices of the futures contracts; and (ii) possible lack of a liquid secondary market for futures when desired.

Short Sales Against The Box
Each Fund may sell short securities the Fund owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with

6 VALUE TREND FUNDS
respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. The Trust does not currently expect that more than 20% of any Fund's total assets would be involved in short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

Real Estate Investment Trusts
The Links Fund may invest up to 25% of assets in shares of real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Under the federal Internal Revenue Code (the "Code"), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it generally distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs, and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

While the Links Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its option to purchase securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit they extend. Further, Equity REITs and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity REITs and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity REITs and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal

                                                     PROSPECTUS 7

Revenue Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Links Fund invests may invest their assets in specific real estate sectors, such as hotel REITs, housing REITs, golf property REITs, etc., and are therefore subject to the risks associated with adverse developments in the respective sectors.

MANAGEMENT OF THE FUNDS

Value Trend Capital Management, LP is the investment adviser of each Fund and has responsibility for the management of the Funds' affairs, under the supervision of the Trust's Board of Trustees. Each Fund's investment portfolio is managed on a day-to-day basis by Value Trend Capital Management, LP under the general oversight of the Board of Trustees.

Value Trend Capital Management, LP was organized in 1995 and has been managing investment accounts and money since that time. The Adviser serves as investment adviser to individuals, trusts, retirement plans, and non-profit organizations, but has no prior experience managing mutual funds. The address of Value Trend Capital Management, LP is 411 West Madison Avenue, El Cajon, Ca 92020. The General Partners of Value Trend Capital Management, LP are Ross C. Provence and Jeffrey R. Provence who also act as Trustees to the Trust. Each owns 50% and therefore are regarded to control Value Trend Capital Management, LP for purposes of the 1940 Act.

Pursuant to the investment advisory contract (the "Advisory Agreement") Value Trend Capital Management, LP is responsible for
(i) continuous investment supervision and management to the Funds
(ii) office space, equipment and management personnel (iii) administrative services which include, among other things, day-to-day administration of matters related to the Fund's existence, maintenance of its records, preparation of reports and assistance in the preparation of the Trust's registration statement under federal and state laws (iv) the compensation of any of the Trust's trustees, officers and employees who are directors, officers, employees or shareholders of the Investment Adviser, (v) expenses of shareholders' and trustees' meetings and
(vi) expenses of preparing, printing and mailing prospectuses to existing shareholders.

Value Trend Capital Management, LP has retained The Fifth Third
Bank to serve as the custodian for the Funds.

Value Trend Capital Management, LP has retained Mutual Shareholder Services (the "Transfer Agent") to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Funds, and to assist the Value Trend Capital Management, LP in providing executive, administrative and regulatory services to the Funds. Value Trend Capital Management, LP (not the

8 VALUE TREND FUNDS

Fund) pays the transfer agent's fees for these services.

The Trust uses "Value Trend" in the names of the Funds by license from the Value Trend Capital Management, LP and would be required to stop using the name "Value Trend" if Value Trend Capital Management, LP ceased to be the Adviser. Value Trend Capital Management, LP has the right to use the name "Value Trend" for another enterprise, including another investment company.

Advisory Fees
Under the investment advisory contract (the "Advisory Agreement") each Fund pays Value Trend Capital Management, LP as compensation for its services, a fee, accrued daily and payable monthly, at the following annual percentage rates of the Fund's daily net assets value:

Fund                       Fee Rate
Large Cap Fund                1.25%
Links Fund                    1.35%
Worldwide Fund                1.35%

Value Trend Capital Management, LP has obligated itself to reimburse the Funds to the extent that the Funds total annual expenses, excluding taxes, interest, brokerage commissions, independent accounts, legal counsel and extraordinary litigation expenses, during any of the Funds fiscal years, exceed the Funds fees based on annual percentage rates of the Funds daily net asset value.

Other Fund Expenses
In addition to the investment advisory fee, each Fund pays all expenses not expressly assumed by Value Trend Capital Management, LP, including taxes, interest, brokerage commissions, extraordinary legal counsel, extraordinary independent accountants and extraordinary litigation expenses.

PORTFOLIO TRANSACTIONS

In addition to selecting portfolio investments for the Fund(s) it manages, Value Trend Capital Management, LP selects brokers or dealers to execute securities purchases and sales for the Fund's accounts. Value Trend Capital Management, LP selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Value Trend Capital Management, LP will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Funds will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by

                                                     PROSPECTUS 9
the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

Portfolio Turnover
It is not possible to predict the Funds' portfolio turnover rates with certainty. Value Trend Capital Management, LP has indicated, however, that it does not expect that the annual portfolio turnover rate of the Fund(s) it manages would normally exceed the following rates: 50% for the Large Cap Fund; 75% for the Links Fund; and 75% for the Worldwide Fund. Any Fund's portfolio turnover rate in any year could be significantly higher or lower than these estimates.

Higher levels of portfolio turnover may result in higher transactions costs and higher levels of realized capital gains.

Tax Efficiency
Value Trend Capital Management, LP, will make a concentrated
effort to manage the Funds in a tax efficient manner.   It is the
Adviser's intent to acquire stock in companies which can be held on a long-term basis. The Adviser believes that so long as a company continues to increase shareholder equity by a higher than average return on equity and deploy the profits to enhance shareholder interest, the stock should be held in the Fund's portfolio. Other factors, however, such as total accumulated gain, market conditions and future prospects may result in the sale or holding of any security. There is no assurance that this objective can be obtained. The information under Portfolio Turnover may be affected by the Adviser's ability to execute this policy.

HOW TO PURCHASE SHARES

Your initial investment in each of the Funds must be at least $1,000 (or $250 for IRAs). Shares of the Funds are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by each of the Funds. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value next determined after receipt of such purchase orders.
This means that direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

You may open an account and make an initial investment in the Funds by sending a check and a completed account application form to:

Value Trend Funds
1301 East Ninth Street, 36th Floor Cleveland, Ohio 44114

10 VALUE TREND FUNDS

Checks should be made payable to the "Value Trend Funds". You must provide the amount you wish to be invested in each Fund.

The Transfer Agent mails confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. Each Fund reserves the rights to limit the amount of investments and to refuse to sell to any person. Investors should be aware that the Fund's account application contains provisions in favor of the Funds and certain of its affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors. Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

You may also purchase shares of the Funds by wire. Please telephone the Transfer Agent (nationwide call toll-free 1-800-590-
0898) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank, which will wire the money.

Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the transfer agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Funds reserves the right to charge shareholders for this service upon 30-days' prior notice to shareholders.

You may purchase and add shares to your account ($50 minimum) by mail or by bank wire. There is no additional minimum subsequent investments for IRAs. Checks should be sent to Value Trend Funds, 1301 East Ninth Street, 36th Floor, Cleveland, Ohio 44114. Checks should be made payable to the "Value Trend Funds" and include the Fund(s) you wish to invest in. Bank wires should be sent as outlined above. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Funds are open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed from each Fund and your account number.
The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers

                                                    PROSPECTUS 11
and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an acceptable guarantor.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States. There is currently a $15 charge for processing wire redemptions. The Adviser reserves the right to waive charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may also redeem shares by placing a wire redemption through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Fund or the Transfer Agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described above. Payment is made within seven business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

Because the net asset value of each Fund's shares will fluctuate, the amount that a shareholder receives upon redemption may be more or less than the amount paid for the shares.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given 60-days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than seven business days under unusual circumstances as determined by the Securities and Exchange Commission.

SHAREHOLDER SERVICES

The Funds offer the following share-holder services, which are more fully described in the Statement of Additional Information.
Explanations and forms are available from the Value Trend Funds, 1301 East Ninth Street, Cleveland, Ohio

12 VALUE TREND FUNDS

44114. Telephone redemption and exchange privileges will be established automatically when an investor opens an account unless an investor elects on the application to decline the privileges. Other privileges must be specifically elected. A signature guarantee will be required to establish a privilege after an account is opened.

Free Exchange Privilege
Any Value Trend Fund may be exchanged for shares of any other Value Trend Fund. Exchanges may be made by written instructions or by telephone, unless an investor elected on the application to decline telephone exchange privileges. The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Funds reserve the right to terminate or limit the privilege of any shareholder who makes more than four exchanges in any calendar year. The Funds may terminate or change the terms of the exchange privilege at any time, upon 60-days' notice to shareholders. Contact the Transfer Agent (nationwide call toll-free 1-800-590-
0898) for additional information about the shareholder services described above. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss.

SYSTEMATIC WITHDRAWAL PLAN

Shareholders who own shares of the Fund valued at $25,000 or more may elect to receive a monthly or quarterly check (or direct deposit to the shareholder's checking account) in a stated amount (minimum amount is $100 per month or quarter). Shares will be redeemed at net asset value as may be necessary to meet the withdrawal payments. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually depleted. A withdrawal plan may be terminated at any time by the shareholder or the applicable Fund. Costs associated with a withdrawal plan are borne by the Fund. Additional information regarding systematic withdrawal plans may be obtained by calling Value Trend Funds at 1-800-590-0898 or at (216) 687-1000.

TAX-DEFERRED
RETIREMENT PLANS

Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

Individual retirement accounts (IRAs), Roth IRAs and Educational
IRAs for individuals and their non-employed spouses. There is an $8 yearly fee for all IRAs.

DIRECT DEPOSIT PLANS

Shares of the each Fund may be purchased through direct deposit plans offered by certain employees and government agencies.
These plans enable a shareholder to have all or a portion of his or her payroll or Social Security checks transferred automatically to purchase shares of the Funds.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institu-

                                                    PROSPECTUS 13
tion account. The minimum initial and subsequent investments must be $50 under the plan. Your depository institution may impose its own charge for debiting your account, which would reduce your return from an investment in the Fund.

CALCULATION OF
PERFORMANCE INFORMATION

The Funds may include in advertising their "total return" for the one-year, five-year and ten-year periods (or for the life of a Fund, if shorter) through the most recent calendar quarter.
These total returns represent the average annual compounded rate of return on a hypothetical investment of $1,000 in a Fund.
Total return may also be presented for other periods and on a cumulative (in addition to average annual) basis.

DETERMINATION OF
NET ASSET VALUE

The net asset value of a share of each Fund is determined by the Funds' transfer agent, Mutual Shareholder Services as of the close on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which the Exchange is open for trading, by dividing the market value of each Fund's assets, less its liabilities, by the number of shares outstanding, and rounding down to the nearest full cent.

Portfolio securities are valued using current market valuations based on last reported sales prices. Securities for which quotations are not available and other assets are valued at a fair value as determined by management and approved in good faith by the Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized costs as reflecting fair value.

DIVIDENDS, CAPITAL GAIN
DISTRIBUTIONS AND TAXES

The Funds declare and pay their net investment income to shareholders as dividends annually. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees of the Trust. The Trustees may change the frequency with which the Funds declare or pay dividends.

Dividends and capital gain distributions will automatically be reinvested in additional shares of the same Fund on the record date unless an investor has elected to receive cash.

Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As a regulated investment company, and provided that the Fund distributes substantially all its net investment income to its shareholders, the Fund itself will not pay any federal income tax on its distributed income and gains.

Income dividends and short-term capital gain distributions are taxable as ordinary income whether distributed in cash or additional shares. Long-term capital gain distributions from all Funds are taxable as long-term capital gains whether dis-

14 VALUE TREND FUNDS
tributed in cash or additional shares and regardless of how long an investor has owned shares of a Fund. Pursuant to the Taxpayer Relief Act of 1997, long-term capital gains generally are subject to a maximum tax rate of 20% depending upon the holding period in the portfolio investment generating the distributed gains.

Each Fund is required to withhold 31% of any redemption proceeds (including the value or shares exchanged) and all income dividends and capital gain distributions it pays to the investor
(1) if the investor does not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that the investor has underreported income in the past, or (3) if an investor fails to certify to the Fund that the investor is not subject to such withholding.

Certain designated dividends from the Funds are expected to be eligible for the dividends received deduction for corporate shareholders (subject to a holding period requirement). However, any distributions received by a Fund from REITs will not qualify for the dividend deduction. A Fund's investment in REIT securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investment in REIT securities also may result in the Fund's receipt of cash in excess of the REITs earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Transfer Agent will send each investor and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to the investor during the preceding year. Be sure to keep this statement as a permanent record. A fee may be charged for any duplicate information that an investor requests.

NOTE

The foregoing summarizes certain tax consequences of investing in the Funds. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, state and local tax consequences of investing in, redeeming or exchanging Fund shares.

THE TRUST

Each Fund is a series of the Trust. The trust was organized as a Massachusetts business trust on September 14, 1998. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Currently each Fund has one class of shares. Each share in a Fund has one vote, with fractional shares voting proportionally. Shares in each Fund vote separately from shares of other Funds, except as otherwise required by law. Shares are freely transferable, are entitled to dividends as declared by the Trustees of the Trust, and, if a Fund were liquidated, would receive the net assets of the Fund. Each Fund may suspend the sale of shares at any time and may refuse any

                                                    PROSPECTUS 15
order to purchase shares. The Trust does not generally hold regular shareholder meetings and will do so only when required by law. Shareholders may remove the trustees of the Trust from office by votes cast at a shareholder meeting or by written consent.

TRUSTEES AND OFFICERS

The trustess and officers of the Trust and their principal business acctivities during the past five years are:

Name, Position(s) with Trust            Principal Occupations(s) during
and Age at January 1, 1999              Past Five Years


Ross C. Provence * (60)                 Portfolio Manager of the Funds.
411 West Madison Avenue                 General Partner
El Cajon, California 92020              and Portfolio Manager for Value Trend
Trustee of the Trust                    Capital Management, LP (1995-current).
President of the Trust                  Estate planning attorney (1963-current).



Bradley J. DeHaven* (32)                Owner of De Haven Enterprises (1991-
5473 Hewlett Drive                      current). Computer consultant and CEO
San Diego, California 92115             for Tech-Solutions (1990-1996).
Trustee of the Trust
Vice President of the Trust


Jeffrey R. Provence* (28)               Portfolio Manager of the Funds.
411 West Madison Avenue                 General Partner and Portfolio Manager
El Cajon, California 92020              for Value Trend Capital Management, LP
Trustee of the Trust,                   (1995-current). Computer consultant and
Treasurer and Secretary                 CFO for Tech-Solutions (1992-1995).
of the Trust.                           Partner of Investment Property Resources
                                        (1989- 1992).


Thomas H. Addis III (53)                Senior Vice President of Booth Creek
170 South Main Street Suite 1600        Golf (1998-current). Director of golf at
Salt Lake City, Utah 84101              Singing Hill Golf Resort (1967-1998).
Trustee of the Trust                    President of Professional Golfers
                                        Association of America (1995-1996).
                                        Honorary President of Professional
                                        Golfers Association of America
                                        1997-1998.

Stephen H. Burch (60)                   Consultant on Electrical Power
212 Beach Drive                         Generation (1979-1993).  Investments and
Nashville, Indiana 47448                Professional Trustee (1993-current).
Trustee of the Trust



Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) of the Trust or of the Trust's investment adviser are indicated by an asterisk (*).

16 VALUE TREND FUNDS

OTHER INFORMATION

The following parties provide the Funds with administative and other services.

Custodian
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Transfer Agent
Maxus Information Systetems, Inc.
DBA Mutual Shareholder Services
1301 East Ninth Street, 36th Floor
Cleveland, OH 44114

Distributor
Value Trend Capital Management, LP
411 West Madison Avenue
El Cajon, CA 92020

For More Information
1-800-590-0898

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                                                    PROSPECTUS 17

VALUE  TREND  FUNDS
     199__ Prospectus

VALUE TREND FUNDS                            1

SUMMARY OF EXPENSES                          2

THE FUNDS                                    3

INVESTMENT STRATEGIES                        4

RISK CONSIDERATIONS                          4

MANAGEMENT OF THE FUNDS                      8

PORTFOLIO TRANSACTIONS                       9

HOW TO PURCHASE SHARES                       10

HOW TO REDEEM SHARES                         11

SHAREHOLDER SERVICES                         12

SYSTEMATIC WITHDRAWL PLAN                    13

TAX-DEFERRED RETIREMENT PLANS                13

DIRECT DEPOSIT PLANS                         13

AUTOMATIC INVESTMENT PLAN                    13

CALCULATION OF PERFORMANCE INFORMATION       14

DETERMINATION OF NET ASSET VALUE             14

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS
 AND TAXES                                   14

THE TRUST                                    15

TRUSTEES AND OFFICERS                        16

OTHER INFORMATION                            16

FOR MORE INFORMATION:
Access our website at www.valuetrend.com or call 1-800-590-0898

                        VALUE TREND FUNDS
                      SUBJECT TO COMPLETION
         PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

                       ____________, 1998

     Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Value Trend Funds Prospectus dated _______, 1998, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Value Trend Funds, 411 West Madison Avenue, El Cajon, California 92020.

                        TABLE OF CONTENTS

Caption                  Page           Location in Prospectus

Investment Objectives,   1              The Funds,
Policies Investment
Restrictions

Management Of The Trust  2              Management of the Funds

Investment Advisory And  4              Management of the Funds
Other Services

Portfolio Transactions   6              Portfolio Transactions
And Brokerage

Description Of The Trust 6              The Trust

How To Buy Shares        9              How To Purchase Shares

Net Asset Value          10             Determination of Net
Asset Value

Shareholder Services     10             Sharehlder Services

Redemptions              12             How To Redeem Shares

Income Dividends,        13             Dividends, Capital Gain
Capitasl Gain                           Distributions And Tax Status
Distributions and Taxes

Calculation Of Total     15             Calculation of Performance
Return                                  Informaition

Performance Comparisons  16             Calculation of Performance
                                        Informaition

-----------------------------------------------------------------
        INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
-----------------------------------------------------------------

     The investment objective and policies of each series (each a "Fund" and collectively, the "Funds") of Value Trend Funds (the "Trust") are summarized in the Prospectus under "The Funds" and "Investments Strategies and Risk Considerations." The investment policies of each Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by the Funds' adviser, subject to review and approval by the Trust's Board of Trustees, without shareholder approval except that any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement of Additional Information means the lesser of
(i) 67% of the shares of that Fund represented at a meeting at which 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     The following investment restrictions are fundamental policies of each Fund.

     Each Fund will not:

          1. Borrow money in excess of 25% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

          2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

          3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

          4. Purchase or sell commodities or commodity contracts, except that the Funds may purchase and sell financial futures contracts and options, and may enter into swap agreements, foreign exchange contracts and other financial transactions not involving physical commodities.

          5. Make loans, except by purchase of debt obligations in which the Funds may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

          6. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

     Although the Funds are permitted to borrow money to a limited extent, no Fund currently intends to do so.

     In addition to the foregoing fundamental investment restrictions, it is contrary to each Fund's present policy, which may be changed without shareholder approval, to:

     Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust or the person designated by the Trustees to make such determinations to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

     All percentage limitations on investments will apply at the time of the making of an investment (except for the non-fundamental restriction set forth in the immediately preceding paragraph) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

-----------------------------------------------------------------
                     MANAGEMENT OF THE TRUST
-----------------------------------------------------------------

     The Trustees and officers of the Trust, business addresses for each Trustee and their principal occupations during the past
five years are set forth below.   Trustees who are "interested
persons" (as defined in the Investment Company Act of 1940) of the Trust or of the Trust's investment adviser are indicated by an asterisk (*)


Ross C. Provence*
411 West Madison Avenue
El Cajon, California 92020
(60)

Trustee of the Trust and
President of the Trust

Portfolio Manager of the Funds.  General Partner and Portfolio
Manager for Value Trend Capital Management, LP (1995-current).
Estate planning attorney (1963-current).

Bradley J. DeHaven*
5473 Hewlett Drive
San Diego, California 92115
(32)

Trustee of the Trust
Vice President of the Trust

Owner of De Haven Enterprises (1991-current). Computer consultant and CEO for Tech-Solutions (1990-1996).

Jeffrey R. Provence*
411 West Madison Avenue
El Cajon, California 92020
(28)

Trustee of the Trust,
Treasurer and Secretary of the Trust.

Portfolio Manager of the Funds.  General Partner and Portfolio
Manager for Value Trend Capital Management, LP (1995-current).
Computer consultant and CFO for Tech-Solutions (1992-1995).
Partner of Investment Property Resources (1989-1992).

Thomas H. Addis III
170 South Main Street Suite 1600
Salt Lake City, Utah 84101
(53)

Trustee of the Trust

Senior Vice President of Booth Creek Golf (1998-current).
Director of golf at Singing Hill Golf Resort (1967-1998).
President of Professional Golfers Association of America in 1995-
1996.  Honorary President of Professional Golfers Association of
America 1997-1998.

Stephen H. Burch
212 Beach Drive
Nashville, Indiana 47448
(60)

Trustee of the Trust

Consultant on Electrical Power Generation (1979-1993).
Investments and Professional Trustee (1993-current).

     The address of each Trustee and officer of the Trust affiliated with Value Trend Funds is 411 West Madison Avenue, El Cajon, California 92020. The Trust pays no compensation to its officers or to the Trustees listed above who are officers or employees of Value Trend Funds. Each Trustee who is not an officer or employee of Value Trend Funds is compensated at the rate of $500.00 per annum.

-----------------------------------------------------------------
             INVESTMENT ADVISORY AND OTHER SERVICES
-----------------------------------------------------------------

     As described in the Prospectus, Value Trend Capital Management, LP is the investment adviser of each Fund and has responsibility for the management of the Funds' affairs, under the supervision of the Trust's Board of Trustees. Each Fund's investment portfolio is managed on a day-to-day basis by Value Trend Capital Management, LP under the general oversight of the Board of Trustees. See "Management of the Funds" in the Prospectus.

     The Trust pays the compensation of its Trustees who are not officers or employees of Value Trend Funds; registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

     As described in the Prospectus, Value Trend Capital
Management, LP has agreed to certain additional, voluntary arrangements to limit each Fund's expenses. These arrangements may be modified or terminated by Value Trend Capital Management, LP at any time.

     The advisory agreement for all Funds provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust or Value Trend

Capital Management LP, as that term is defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding securities of the relevant Fund, upon ninety days' written notice to the Trust. The advisory agreement shall automatically terminate in the event of its assignment.
The advisory agreement provides that Value Trend Capital Management, LP owns all rights to and control of the name "Value Trend." The advisory agreement will automatically terminate if the Trust or the Fund shall at any time be required by Value Trend Capital Management, LP to eliminate all reference to the words "Value Trend" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Value Trend Funds.

     Each advisory agreement provides that Value Trend Capital
Management, LP shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Pursuant to an Administration Agreement, Value Trend Capital Management, LP has entered into an agreement with Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services, an Ohio corporation ("MSS") to provide administrative services for
each Fund.   Value Trend Funds has entered into an agreement with
Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services, an Ohio corporation ("MSS") for the provision of certain administrative services to the Funds at Value Trend Capital Management, LP's expense. See "Management of the Funds" in the Prospectus.

     Pursuant to an Accounting Services Agreement, Value Trend Capital Management, LP has entered into an agreement with Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services, an Ohio corporation ("MSS") to provide accounting services for each
Fund.   Value Trend Funds has entered into an agreement with
Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services, an Ohio corporation ("MSS") for the provision of certain accounting services to the Funds at Value Trend Capital Management, LP's expense. See "Management of the Funds" in the Prospectus.

     Custodial Arrangements. The Fifth Third Bank (the "Custodian") is the Trust's custodian. The Custodian holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, the Custodian receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Funds.

     Independent Accountants. The Fund's independent accountants are McCury & Associates CPA's, Inc. McCury & Associates CPA's, Inc. conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

-----------------------------------------------------------------
              PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------

     In placing orders for the purchase and sale of portfolio securities for each Fund, Value Trend Capital Management, LP seeks the best price and execution. Value Trend Capital Management, LP will not pay brokers or dealers commissions in excess of commissions another broker or dealer would have charged for effecting such transaction on the basis of receiving
brokerage and research products and/or services.   Value Trend
Capital Management, LP does not currently intend to effect transactions on such basis. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment Value Trend Capital Management, LP, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers. See "Portfolio Transactions" in the Prospectus.

-----------------------------------------------------------------
                    DESCRIPTION OF THE TRUST
-----------------------------------------------------------------

     The Trust, registered with the Securities and Exchange Commission as an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated September 2, 1998.

     The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

     The assets received by each Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all Funds.

     The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares or Fund into various sub-series of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust. Shareholders' investments in such an additional portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust or any Fund upon written notice to the shareholders. As a matter of policy, however, the Trustees will not terminate the Trust or any Fund without submitting the matter to a vote of the shareholders of the Trust or the relevant Fund.

Voting Rights

     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the Investment Company Act of 1940 or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

     There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by ten holders of shares having an aggregate net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, change or eliminate the par value of any shares
(currently all shares have no par value).

Shareholder and Trustee Liability

     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

-----------------------------------------------------------------
                        HOW TO BUY SHARES
-----------------------------------------------------------------

     Subject to minimum initial investment requirements and certain other conditions, an investor may make an initial purchase of shares of any Fund by submitting a completed application form and payment to:

Value Trend Funds
1301 East Ninth Street, 36th Floor
Cleveland, Ohio 44114

     The procedures for purchasing shares of the Funds are summarized in "How to
Purchase Shares" in the Prospectus.

-----------------------------------------------------------------
                         NET ASSET VALUE
-----------------------------------------------------------------

     The net asset value of the shares of each Fund is determined by dividing that Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding down to the nearest full cent. Such determination is made as of the close of regular trading on the New York Stock Exchange on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in a Fund's portfolio securities that the value of that Fund's shares might be materially affected. During the 12 months following the date of this Statement of Additional Information, the New York Stock Exchange is expected to be closed on the following weekdays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities listed on an established securities exchange or on the NASDAQ National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, at the last bid price. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

-----------------------------------------------------------------
                      SHAREHOLDER SERVICES
-----------------------------------------------------------------

Open Accounts

     A shareholder's investment in any Fund is automatically credited to an open account maintained for the shareholder by Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services. Certificates representing shares are not issued. Following each transaction in the account, a shareholder will receive a statement of the transaction. After the close of each fiscal year Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

     The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

     The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

Systematic Withdrawal Plan

     A Systematic Withdrawal Plan, referred to in the Prospectus Under "Systematic Withdrawal Plan," provides for monthly or quarterly, withdrawal payments of $100 or more from the account of a shareholder provided that the account has a value of at least $25,000 at the time the plan is established.

     Since withdrawal payments represent proceeds from liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in the net asset value. See "Redemptions" and "Income Dividends, Capital Gain Distributions and Tax Status" below for certain information as to federal income taxes.

Exchange Privilege

     Shareholders may redeem their shares of any Fund and have the proceeds applied on the same day to purchase shares of any other Fund. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirement of the Fund into which the exchange is being made. This option is summarized in the Prospectus under "Shareholder Services--Free Exchange Privilege."

     Exchanges may be effected by (1) making a telephone request by calling 1-800-590-0898, provided that an investor does not decline the exchange privilege on the account application or (2) sending a written exchange request to Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services accompanied by an account application for the appropriate Fund. The Trust reserves the right to modify this exchange privilege without prior notice.

     An exchange constitutes a sale of the shares for federal income tax purposes on which the investor may realize a capital gain or loss.

IRAs

     Under "Tax-Deferred Retirement Plans" the Prospectus refers to Individual Retirement Accounts (IRAs), Roth IRAs and
Educational IRAs established under a prototype plan made available by the Distributor. These plans may be funded with shares of any Fund. All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Distributor.

     Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

-----------------------------------------------------------------
                           REDEMPTIONS
-----------------------------------------------------------------

     The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

     Except as noted below, signatures on redemption requests must be guaranteed by commercial banks, trust companies, savings associations, credit unions or brokerage firms that are members of domestic securities exchanges. Signature guarantees by notaries public are not acceptable. However, as noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $25,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

     If a shareholder does not decline the telephone redemption service on the application form, Fund shares may be redeemed by making a telephone call directly to Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services at 1-800-590-0898. There is currently a $15 charge for processing wire redemptions. Telephonic redemption requests must be received by 4:00 p.m. prior to the close of regular trading on the New York Stock Exchange on a day when the Exchange is open for business. Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted by Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services and a new request will be necessary.

     In order to redeem shares by telephone, a shareholder must not select the DISTRIBUTION & TELEPHONE OPTIONS section which states: I (we) DO NOT authorize The Transfer Agent to honor telephone instructions for this account. Neither the Fund nor the Transfer Agent will be liable for properly acting upon telephone instructions believed to be genuine. I (we) understand that redemtions authorized by telephone are paid by check and mailed to me (us) or wire transferred to an account of the exact same title. I (we) understand that a limit for telephone redemptions is $25,000. The Trust, Value Trend Funds and Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services are not responsible for the authenticity of withdrawal instructions received by telephone.

     The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by Maxus

Information Systems, Inc. D.B.A. Mutual Shareholder Services in proper form. Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

     Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind if the Board of Trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Trust at the beginning of such period.

      A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

-----------------------------------------------------------------
   INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS
-----------------------------------------------------------------

     As described in the Prospectus under "Dividends, Capital Gain Distributions and Taxes" it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to Value Trend Funds, 1301 East Ninth Street, 36th Floor Cleveland, Ohio 44114 . In order for a change to be in effect for any dividend or distribution, it must be received by 10:00 a.m. on or before the record date for such dividend or distribution.

     As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to qualify for the special tax treatment accorded regulated investment companies and their shareholders. In order so to qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, cash items (including receivables), government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses. If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. Pursuant to the Taxpayer Relief Act of 1997 (the "1997 Act"), dividends of long-term capital gains generally will be subject to a maximum tax rate of 20% based upon the holding period in the portfolio investment generating the distributed gains. A loss on the sale of shares held for 12 months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares.

     Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes.

     Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Pursuant to the 1997 Act, long-term capital gains generally will be subject to a maximum tax rate of 20% depending upon the shareholder's holding period in Fund shares. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Internal Revenue Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

     Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

-----------------------------------------------------------------
                   CALCULATION OF TOTAL RETURN
-----------------------------------------------------------------

     Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for calculating total return includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

-----------------------------------------------------------------
                     PERFORMANCE COMPARISONS
-----------------------------------------------------------------

     Total Return. Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

     Lipper Analytical Services, Inc. ("Lipper") distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     Micropal, Inc. ("Micropal") distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5- year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.

     Morningstar, Inc. ("Morningstar") distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar. Morningstar ratings cover a variety of performance periods, including year-to-date, 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

     CDA/Weisenberger's Management Results ("Weisenberger") publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Performance information may also be used to compare the performance of the Funds to certain widely acknowledged standards or indices for stock market performance, such as those listed below.

     Consumer Price Index. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     Dow Jones Industrial Average. The Dow Jones Industrial
Average is a market value- weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

     MSCI-EAFE Index. The MSCI-EAFE Index contains over 1000 stocks from 20 different countries with Japan (approximately
50%), United Kingdom, France and Germany being the most heavily weighted.

     MSCI-EAFE ex-Japan Index. The MSCI-EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

     Russell 2000 Index. The Russell 2000 Index is comprised of the 2000 smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.

     Standard & Poor's/Barra Growth Index. The Standard &
Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     Standard & Poor's/Barra Value Index. The Standard &
Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

     From time to time, articles about the Funds regarding performance, rankings and other characteristics of the Funds may appear in publications. Publications may publish their own rankings or performance reviews of mutual funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of Value Trend Capital Management, LP who have portfolio management responsibility may also be used in the Funds' promotional literature.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS       1

MANAGEMENT OF THE TRUST                                2

INVESTMENT ADVISORY AND OTHER SERVICES                 4

PORTFOLIO TRANSACTIONS AND BROKERAGE                   6

DESCRIPTION OF THE TRUST                               6

HOW TO BUY SHARES                                      9

NET ASSET VALUE                                        10

SHAREHOLDER SERVICES                                   10

REDEMPTIONS                                            12

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS
AND TAX STATUS                                         13

CALCULATION OF TOTAL RETURN                            15

PERFORMANCE COMPARISONS                                16

                             PART C

                        OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

     (a)       Financial Statements: *

          The Financial Statements filed as part of this Registration Statement are as follows:*

          Statement   of   Assets   and   Liabilities   as   of
          ___________,    1998,   together   with   Report   of
          Independent   Certified  Public   Accountants   dated
          ___________, 1998.*

     (b)      Exhibits:

          Exhibit
          Number    Description

          1                   Registrant's Agreement and
                              Declaration of Trust dated
                              September 2, 1998.

          2                   Registrant's By-Laws.

          3                   None.

          4                   None.

          5                   Management Agreements

          7                   None.

          8                   Custody Agreement.

          9(a)                Administration Agreement.

          9(b)                Accounting Services Agreement.

          10                  Opinion and consent.*

          11                  Consent of Independent Auditors.*

          12                  None.

          13                  Subscription Agreement between
                              the Trust and the Investors *

          27                  Financial Data Schedule.*

*To be filed by Amendment.

Item  25. Persons   Controlled  by  or  Under  Common  Control  with
          Registrant.

          The Funds and the Adviser may be deemed to be under common control of Ross C. Provence (President of the Funds) and Jeffrey R. Provence (Secretary and Treasurer of the Funds), who are both General Partners of the Adviser.

Item 26.  Number of Holders of Securities.

          As of the date of this Registration Statement, there were no record holder of the Fund's Shares.

Item 27.  Indemnification.

          Reference is made to Article IV of the Registrant's Agreement and Declaration of Trust filed as Exhibit 1. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforce able. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser.

          Reference  is  made  to  the  section  in  the   Prospectus   entitled
          "Management of the Funds".

Item 29.  Principal Underwriters.

          Not applicable.

Item 30.  Location of Accounts and Records.

          All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, except that all records relating to the activities of the Fund's Custodian are maintained at the office of the Custodian, Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

Item 31.  Management Services.

          Not applicable.

Item 32.  Undertakings.

          The Registrant undertakes (1) to furnish a copy of the Registrant's latest annual report, upon request and without charge, to every person to whom a Prospectus is delivered, (2) to file a post-effective amendment, using reasonably current financial statements which need not be certified, within four to six months from the effective date of Registrant's Registration Statement under the Securities Act of 1933, and (3) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requesting in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                           SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of El Cajon, State of California, on the day of , 1998.

                        VALUE TREND FUNDS


                    By:
                         Ross C. Provence, President


          Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                     Title                 Date


Ross C. Provence         President and
                         Trustee of the Funds



Bradley J. DeHaven       Vice President and
                         Trustee of the Funds



Jeffrey R. Provence      Secretary, Tresurer and
                         Trustee of the Funds



Thomas H. Addis III      Trustee of the Funds




Stephen H. Burch         Trustee of the Funds

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 - VALUE
TREND FUNDS

                          EXHIBIT NO. 1

                        VALUE TREND FUNDS

 ---------------------------------------------------------------
               AGREEMENT AND DECLARATION OF TRUST
 ---------------------------------------------------------------


     AGREEMENT AND DECLARATION OF TRUST made effective at Boston,
Massachusetts, this 2nd day of September, 1998 by the Trustees hereunder and by the holders of shares of beneficial interest to be issued hereunder as hereinafter provided.

     WITNESSETH that

     WHEREAS, this Trust has been formed to carry on the business of an investment company; and

     WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth;

     NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

                            ARTICLE I
                      Name and Definitions

Name

     Section 1. This Trust shall be known as "Value Trend Funds", and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Definitions

     Section 2. Whenever used herein, unless otherwise required by the context or specifically provided:

          (a) "Trust" refers to the Massachusetts business trust established by this Agreement and Declaration of Trust, as amended from time to time;

          (b) "Trustees" refers to the Trustees of the Trust named herein or elected in accordance with Article IV hereof;

          (c)  "Shares"  means the  equal  proportionate  transferable  units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one Series or Class of Shares is authorized by the Trustees, the equal proportionate transferable units into which each Series or Class of Shares shall be divided from time to time;

          (d) "Shareholder" means a record owner of Shares;

          (e) "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

          (f) The terms "Affiliated Person", "Assignment", "Commission", "Interested Person", "Principal Underwriter" and "Majority Shareholder Vote" (the sixty-seven percent (67%) or fifty percent (50%) requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) shall have the meanings given them in the 1940 Act;

          (g) "Declaration of Trust" shall mean this Agreement and Declaration of Trust as amended or restated from time to time;

          (h) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time;

          (i) "Series" or "Series of Shares" refers to the one or more separate investment portfolios of the Trust into which the assets and liabilities of the Trust may be divided and the Shares of the Trust representing the beneficial interest of Shareholders in such respective portfolios; and

          (j) "Class" or "Class of Shares" refers to the division of Shares representing any Series into two or more Classes as provided in
          Article III, Section 1 hereof.

                           ARTICLE II
                        Purpose of Trust

     The purpose of the Trust is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust.


                           ARTICLE III
                             Shares

Division of Beneficial Interest

     Section 1. The Shares of the Trust shall be issued in one or more Series as the Trustees may, without shareholder approval, authorize. Each Series shall be preferred over all other Series in respect of the assets specifically allocated to that Series within the meaning of the 1940 Act and shall represent a separate investment portfolio of the Trust. The beneficial interest in each Series shall at all times be divided into Shares, without par value, each of which shall, except as provided in the following sentence, represent an equal proportionate interest in the Series with each other Share of the same Series, none having priority or preference over another. The Trustees may, without Shareholder approval, divide the Shares of any Series into two or more Classes, Shares of each such Class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine or as shall be set forth in the By-Laws. The number of Shares authorized shall be unlimited. The Trustees may from time to time divide or combine the Shares of any Series or Class into a greater or lesser number without thereby changing the proportionate beneficial interest in the Series or Class.

Ownership of Shares

     Section 2. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series and Class and as to the number of Shares of each Series and Class held from time to time by each Shareholder.

Investment in the Trust;  Assets of the Series

     Section 3. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they or the By-
Laws from time to time authorize.

     All consideration received by the Trust for the issue or sale of Shares of each Series, together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Series of Shares with respect to which the same were received by the Trust for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Trust and are herein referred to as "assets of" such Series.

No Preemptive Rights

     Section 4. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Status of Shares and Limitation of Personal Liability

     Section 5. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust or the By-Laws. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration of Trust and the By-Laws and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but such representative shall be entitled only to the rights of said decedent under this Declaration of Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor except as specifically provided in this Declaration of Trust to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

                           ARTICLE IV
                          The Trustees

Election, Tenure and Removal

     Section 1. The initial Trustee shall be Ross C. Provence. The Trustees may fix the number of Trustees, fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees, or remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and
(b) of Section 16 of the 1940 Act.

     No natural person shall serve as Trustee after the holders of record of not less than two-thirds of the outstanding Shares have declared that such Trustee be removed from that office either by declaration in writing filed with the Trust's custodian or by votes cast in person or by proxy at a meeting called for the purpose. The Trustees shall promptly call a meeting of Shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so in writing by the record holders of not less than ten percent (10%) of the outstanding Shares.

     Whenever ten or more Shareholders of record, who have been such for at least six months preceding the date of application and who hold Shares in the aggregate having a net asset value of at least one percent (1%) of the outstanding Shares, shall apply to the Trustees in writing, stating that they wish to communicate with other Shareholders with a view to obtaining signatures to request a meeting pursuant to this Section and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (a) afford to such applicants access to a list of the names and addresses of all Shareholders as recorded on the books of the Trust; or (b) inform such applicants as to the approximate cost of mailing to all Shareholders the proposed communication and form of request. If the Trustees elect to follow the course specified in clause (b), the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all Shareholders of record at their addresses as recorded on the books of the Trust, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material proposed to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. If the Commission shall enter an order refusing to sustain any of the objections specified in the written statement so filed, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all Shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Effect of Death, Resignation, etc. of a Trustee

     Section 2. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Powers

     Section 3. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may fill vacancies, including vacancies caused by enlargement of their number, and may remove Trustees with or without cause; they may elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities, retain a transfer agent or a Shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

       Without limiting the foregoing, the Trustees shall have power and authority:

          (a) To invest and reinvest cash, and to hold cash uninvested;

          (b) To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

          (c) To act as a distributor of shares and as underwriter of, or broker or dealer in, securities and other property;

          (d) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

          (e) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

          (f) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

          (g) To allocate assets, liabilities, income and expenses of the Trust to a particular Series of Shares or to apportion the same among two or more Series, provided that any liabilities or expenses incurred by a particular Series of Shares shall be payable solely out of the assets of that Series; and, to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes of Shares, to allocate assets, liabilities, income and expenses of a Series to a particular Class of Shares of that Series or to apportion the same among two or more Classes of Shares of that Series;

          (h) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust;

          (i) To join other security holders in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

          (j) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

          (k) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

          (l) To borrow funds, securities or other assets;

          (m) To  endorse  or  guarantee  the  payment  of any  notes  or  other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

          (n) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the Trust's business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

          (o) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust; and

          (p)  To  engage  in  any  other   lawful  act  or  activity  in  which
          corporations organized under the Massachusetts Business Corporation Act may engage.

     The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees.

     Except as otherwise provided herein or from time to time in the By-Laws, any action to be taken by the Trustees may be taken
(a) by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time (participation by which means shall for all purposes constitute presence in person at a meeting), or (b) by written consents of a majority of the Trustees then in office (which written consents shall be filed with the records of the meetings of the Trustees and shall be treated for all purposes as a vote taken at a meeting of Trustees).

Payment of Expenses by Trust and by Shareholders

     Section 4. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, in connection with the management thereof, or in connection with the financing of the sale of Shares, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, any investment adviser, manager or sub-adviser, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, provided, however, that all expenses, fees, charges, taxes and liabilities incurred by or arising in connection with a particular Series of Shares, as determined by the Trustees, shall be payable solely out of the assets of that Series and may, as the Trustees from time to time may determine, be allocated to a particular Class of Shares of a Series or apportioned among two or more Classes of Shares of a Series.

     The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust's custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Ownership of Assets of the Trust

     Section 5. Title to all of the assets of each Series of Shares and of the Trust shall at all times be considered as vested in the Trustees.

Advisory, Management and Distribution

     Section 6. The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with Value Trend Capital Management, LP, a California Limited Partnership or any corporation, trust, association or other organization (the "Adviser"), every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may provide for one or more sub-advisers who shall perform all or part of the obligations of the Adviser under such contract and may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments. The Trustees may also, at any time and from time to time, contract with the Adviser or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine.

     The fact that:

          (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any corporation, trust, association or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

          (ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract with one or more other corporations, trusts, associations or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

                            ARTICLE V
            Shareholders' Voting Powers and Meetings

Voting Powers

     Section 1. The Shareholders shall have power to vote only
(i) for the election of Trustees as provided in Article IV,
Section 1 of this Declaration of Trust, provided, however, that no meeting of Shareholders is required to be called for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, (ii) with respect to any Adviser as provided in
Article IV, Section 6 of this Declaration of Trust to the extent required by the 1940 Act, (iii) with respect to any termination of this Trust to the extent and as provided in Article IX,
Section 5 of this Declaration of Trust, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 8 of this Declaration of Trust,
(v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by law, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of Shareholders all Shares of the Trust then entitled to vote shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series or Classes, then only Shareholders of such Series or Classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees.

     Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action permitted or required of the Shareholders by law, this Declaration of Trust or the By-Laws.

Meetings

     Section 2. Meetings of the Shareholders may be called by the Trustees for the purpose of electing Trustees as provided in
Article IV, Section 1 of this Declaration of Trust and for such other purposes as may be prescribed by law, by this Declaration of Trust or by the By-Laws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place designated by the Trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder entitled to vote at such meeting at the Shareholder's address as it appears on the records of the Trust. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the By-Laws, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

Quorum and Required Vote

     Section 3. Forty percent (40%) of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust or the By-Laws permits or requires that holders of any Series or Class shall vote as a Series or Class, then forty percent (40%) of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of law or this Declaration of Trust or the By-Laws, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust or the By-Laws permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that Series or Class is concerned.

Action by Written Consent

     Section 4. Any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of law or this Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Additional Provisions

     Section 5. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

                           ARTICLE VI
         Distributions, Redemptions and Repurchases, and
                Determination  of Net Asset Value

Distributions

     Section 1. The Trustees may each year, or more frequently if they so determine, distribute to the Shareholders of each Series out of the assets of such Series such amounts as the Trustees may determine. Any such distribution to the Shareholders of a particular Series shall be made to said Shareholders pro rata in proportion to the number of Shares of such Series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of that Series, and any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them. Such distributions shall be made in cash, Shares or other property, or a combination thereof, as determined by the Trustees. Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with the By-Laws.

Redemptions and Repurchases

     Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the By-Laws, less any redemption charge or fee as the Trustees may from time to time authorize. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by rules of the Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order or other action of the Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

Payment in Kind

     Section 3. Subject to any generally applicable limitation imposed by the Trustees, any payment on redemption of Shares may, if authorized by the Trustees, be made wholly or partly in kind, instead of cash. Such payment in kind shall be made by distributing securities or other property constituting, in the option of the Trustees, a fair representation of the various types of securities and other property then held by the Series of Shares being redeemed (but not necessarily involving a portion of each of the Series' holdings) and taken at their value used in determining the net asset value of the Shares in respect of which payment is made.

Redemption at the Option of the Trust

     Section 4. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof as determined in accordance with the By-Laws: (i) if at such time such Shareholder owns fewer Shares than, or Shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares of a particular Series or Class of Shares equal to or in excess of a percentage of the outstanding Shares of that Series or Class determined from time to time by the Trustees; or (iii) to the extent that such Shareholder owns Shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding Shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees.

Dividends, Distributions, Redemptions and Repurchases

     Section 5. No dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any Series) with respect to, nor any redemption or repurchase of, the Shares or any Series (or of any Class) shall be effected by the Trust other than from the assets of such Series (or of the Series of which such Class is a part).

Additional Provisions Relating to Redemptions and Repurchases

     Section 6. The completion of redemption of Shares shall constitute a full discharge of the Trust and the Trustees with respect to such shares, and the Trustees may require that any certificate or certificates issued by the Trust to evidence the ownership of such Shares shall be surrendered to the Trustees for cancellation or notation.

Determination of Net Asset Value

     Section 7. The term "net asset value" of the Shares, of each Series or Class shall mean: (i) the value of all the assets of such Series or Class; (ii) less the total liabilities of such Series or Class; (iii) divided by the number of Shares of such Series or Class outstanding, in each case at the time of each determination. The "number of Shares of such Series or Class outstanding" for the purposes of such computation shall be exclusive of any Shares of such Series or Class to be redeemed and not then redeemed as to which the redemption price has been determined, but shall include Shares of such Series or Class presented for repurchase and not then repurchased and Shares of such Series or Class to be redeemed and not then redeemed as to which the redemption price has not been determined and Shares of such Series or Class the sale of which has been confirmed. Any fractions involved in the computation of net asset value per share shall be adjusted to the nearer cent unless the Trustees shall determine to adjust such fractions to a fraction of a cent.

     The Trustees, or any officer or officers or agent of this Trust designated for the purpose by the Trustees, shall determine the net asset value of the Shares of each Series or Class, and the Trustees shall fix the times as of which the net asset value of the Shares of each Series or Class shall be determined and shall fix the periods during which any such net asset value shall be effective as to sales, redemptions and repurchases of, and other transactions in, the Shares of such Series or Class, except as such times and periods for any such transaction may be fixed by other provisions of this Declaration of Trust or by the By-Laws.

     In valuing the portfolio investments of any Series or Class for determination of net asset value per share of such Series or
Class:

          (a) Each security for which market quotations are readily available shall be valued at current market value determined by methods specified by the Board of Trustees;

          (b) Each other security, including any security within subsection (a) for which the specified price does not appear to represent a dependable quotation for such security as of the time of valuation, shall be valued at a fair value as determined in good faith by the Trustees;

          (c) Any cash on hand shall be valued at the face amount thereof;

          (d) Any cash on deposit, accounts receivable, and cash dividends and interest declared or accrued and not yet received, any prepaid expenses, and any other current asset shall be valued at the face amount thereof, unless the Trustees shall determine that any such item is not worth its face amount, in which case such asset shall be valued at a fair value determined in good faith by the Trustees; and

          (e) Any other asset shall be valued at a fair value determined in good faith by the Trustees.

Notwithstanding the foregoing, short-term debt obligations, commercial paper and repurchase agreements may be, but need not be, valued on the basis of quoted yields for securities of comparable maturity, quality and type, or on the basis of amortized cost.

     Liabilities of any Series or Class for accounts payable for investments purchased and for Shares tendered for redemption and not then redeemed as to which the redemption price has been determined shall be stated at the amounts payable therefor. In determining the net asset value of any Series or Class, the person or persons making such determination on behalf of the Trust may include in liabilities such reserves, estimated accrued expenses and contingencies as such person or persons may in its, his or their best judgment deem fair and reasonable under the circumstances. Any income dividends and gains distributions payable by the Trust shall be deducted as of such time or times on the record date therefor as the Trustees shall determine.

     The manner of determining the net assets of any Series or Class or of determining the net asset value of the Shares of any Series or Class my from time to time be altered as necessary or desirable in the judgment of the Trustees to conform to any other method prescribed or permitted by any applicable law or regulation.

     Determinations under this Section 7 made in good faith and in accordance with the provisions of the 1940 Act shall be binding on all parties concerned.


                           ARTICLE VII
     Compensation and Limitation  of Liability  of Trustees

Compensation

     Section 1. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking, underwriting, brokerage or other services and payment for the same by the Trust.

Limitation  of Liability

     Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

                          ARTICLE VIII
                         Indemnification

Trustees, Officers, etc.

     Section 1. The By-Laws may include provisions whereby the Trust may provide indemnity to its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a "Covered Person"), against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person. Any indemnity provided to Covered Persons by the By-Laws may, if the By-Laws so provide, be in addition to any other indemnity to which such persons may be entitled by law, contract or otherwise.

     Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (a) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are majority of the Trustees who are disinterested persons and are not Interested Persons (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full-trial type inquiry) to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Indemnification Not Exclusive; Definitions

     Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such persons.

Shareholders

     Section 4. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular Series of Shares of which he or she is or was a Shareholder.

                           ARTICLE IX
                          Miscellaneous

Trustees, Shareholders etc. Not Personally Liable; Notice

     Section 1. All persons extending credit to, contracting with or having any claim against the Trust or a particular Series of Shares shall look only to the assets of the Trust or the assets of that particular Series of Shares for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

          Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers shall give notice that this Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustee or Trustees or officer or officers or Shareholder or Shareholders individually.


Trustee's Good Faith Action, Expert  Advice, No Bond or Surety

     Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for the errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees as such shall not be required to give any bond, nor any surety if a bond is required.

Liability of Third Persons Dealing with Trustees

     Section 3. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Duration and Termination of Trust

     Section 4. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of Shareholders holding at least sixty-six and two-thirds percent (66 2/3%) of the Shares entitled to vote, or by the Trustees by written notice to the Shareholders. Any Series or Class of Shares may be terminated at any time by vote of Shareholders holding at least sixty-six and two-thirds percent (66 2/3%) of the Shares of such Series or Class entitled to vote, or by the Trustees by written notice to the Shareholders of such Series or Class. Upon termination of the Trust or of any one or more Series or Classes of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series or Class as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash or shares or other property, or any combination thereof, and distribute the proceeds to the Shareholders of the Series involved, ratably according to the number of Shares of such Series held by the several Shareholders of such Series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of that Series, provided that any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them.

Filing  and Copies, References, Headings

     Section 5. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of State of The Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument and all expressions like "herein", "hereof" and "hereunder" shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Applicable Law

     Section 6. This Declaration of Trust is made effective in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

This Trust is in compliance and will continue to be in compliance with all applicable laws of the Commonwealth of Massachusetts.

Amendments

     Section 7. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more Series or Classes of Shares but not the holders of all outstanding Series and Classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series and Class affected and no vote of Shareholders of a Series or Class not affected shall be required. Amendments having the purpose of changing the name of the Trust, of establishing, changing or eliminating the par value of any Shares or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by vote of any Shareholders.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal in the City of El Cajon, California for himself and his assigns, as of the day and year first above written.



                                                   /s/ Ross Provence
                                                       ROSS C. PROVENCE, TRUSTEE

State of California
County of San Diego

     On 9/2/98 before me, Tonga Nguyen ,
personally appeared the above named Trustee, Ross C. Provence, and acknowledged the foregoing instrument to be his free act and deed, before me,


                                                   /s/ Tonga Nguyen
                                                       Notary Public
                                                       My Commission Expires
                                                       5/28/99



The address of the Trust and Trustee is:

     411 West Madison Avenue
     El Cajon, CA 92020

The address of the resident agent for the Trust is:

     C.T. Corp.
     Two Oliver  Street
     Boston, MA

                     THE STATE OF CALIFORNIA

                        September 2, 1998

     In conformity with the provisions of Chapter one hundred and ten, Section six of the General Laws, as amended, the undersigned hereby declares that a business under the title of Value Trend Funds, which was established by an Agreement and Declaration of Trust dated September 2, 1998, a copy of which has been filed with the Office of the Secretary of State of the Commonwealth of Massachusetts and with the Office of the City Clerk, Boston, is being conducted by Trustee at Two Oliver Street, Boston, Massachusetts, by the following person:

       Full Name                               Residence

Ross C. Provence                               2302 Via Dieguenos
                                               Alpine, CA 91901

Signed:

/s/Ross Provence
   ROSS C. PROVENCE, TRUSTEE


State of California
County of San Diego

     On 9/2/98 before me,  Tonga Nguyen ,
personally appeared the above named Trustee, Ross C. Provence, and acknowledged the foregoing instrument to be his free act and deed, before me,


                              /s/ Tonga Nguyen
                                  Notary Public
                                  My Commission Expires 5/28/98

                          EXHIBIT NO. 2

                       BY-LAWS OF THE TRUST

                             BY-LAWS
                               OF
                        VALUE TREND FUNDS

                            ARTICLE 1
                    Agreement and Declaration
                  of Trust and Principal Office

1.1 Agreement and Declaration of Trust. These By-Laws shall be subject to the Agreement and Declaration of Trust, as from time to time in effect (the "Declaration of Trust"), of Value Trend Funds (the "Trust"), the Massachusetts business trust established by the Declaration of Trust.

1.2 Principal Office of the Trust. The principal office of the Trust shall be located in San Diego County, California.

                            ARTICLE 2
                      Meetings of Trustees

2.1 Regular Meetings. Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent Trustees.

2.2 Special Meetings. Special meetings of the Trustees may be held, at any time and at any place designated in the call of the meeting, when called by the Chairman of the Board, if any, the President or the Treasurer or by two or more Trustees, sufficient notice thereof being given to each Trustee by the Secretary or an Assistant Secretary or by the officer or the Trustees calling the meeting.

2.3 Notice. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting addressed to the Trustee at his or her usual or last known business or residence address or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting. Notice of a meeting need not be given (a) to any Trustee if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting; or (b) to any Trustee who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her. Neither notice of a meeting nor a waiver of a notice need specify the purposes of the meeting.

2.4 Quorum. At any meeting of the Trustees a majority of the Trustees then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

                            ARTICLE 3
                            Officers

3.1 Enumeration; Qualification. The officers of the Trust shall be a President, a Treasurer, a Secretary, and such other officers, if any, as the Trustees from time to time may in their discretion elect. The Trust may also have such agents as the Trustees may appoint from time to time in their discretion. If a Chairman of the Board is elected, he or she shall be a Trustee and may but need not be a shareholder; and any other officer may be but none need be a Trustee or shareholder. Any two or more offices may be held by the same person.

3.2 Election and Tenure. The President, the Treasurer, the Secretary and such other officers as the Trustees may in their discretion from time to time elect shall each be elected by the Trustees to serve until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer shall hold office and each agent shall retain authority at the pleasure of the Trustees.

3.3 Powers. Subject to the other provisions of these By-Laws, each officer shall have, in addition to the duties and powers herein and in the Declaration of Trust set forth, such duties and powers as are commonly incident to the office occupied by him or her as if the Trust were organized as a Massachusetts business corporation and such other duties and powers as the Trustees may from time to time designate.

3.4 President and Vice Presidents. The President shall have the duties and powers specified in these By-Laws and shall have such other duties and powers as may be determined by the Trustees. Any Vice Presidents shall have such duties and powers as shall be designated from time to time by the Trustees.

3.5 Chief Executive Officer. The Chief Executive Officer of the Trust shall be the Chairman of the Board, the President or such other officer as is designated by the Trustees and shall, subject to the control of the Trustees, have general charge and supervision of the business of the Trust and, except as the Trustees shall otherwise determine, preside at all meetings of the shareholders and of the Trustees. If no such designation is made, the President shall be the Chief Executive Officer.

3.6 Chairman of the Board. If a Chairman of the Board of Trustees is elected, he or she shall have the duties and powers specified in these By-Laws and shall have such other duties and powers as may be determined by the Trustees.

3.7 Treasurer. The Treasurer shall be the chief financial and accounting officer of the Trust, and shall, subject to the provisions of the Declaration of Trust and to any arrangement made by the Trustees with a custodian, investment adviser or manager or transfer, shareholder servicing or similar agent, be in charge of the valuable papers, books of account and accounting records of the Trust, and shall have such other duties and powers as may be designated from time to time by the Trustees or by the President.

3.8 Secretary. The Secretary shall record all proceedings of the Shareholders and the Trustees in books to be kept therefor, which books or a copy thereof shall be kept at the principal office of the Trust. In the absence of the Secretary from any meeting of the Shareholders or Trustees, an assistant Secretary or, if there be none or if he or she is absent, a temporary clerk chosen at such meeting shall record the proceedings thereof in the aforesaid books.

3.9 Resignations and Removals. Any officer may resign at any time by written instrument signed by him or her and delivered to the President or the Secretary or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. The Trustees may remove any officer with or without cause. Except to the extent expressly provided in a written agreement with the Trust, no officer resigning and no officer removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

                            ARTICLE 4
                         Indemnification

4.1 Trustees, Officers, etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (each such Trustee, officer or person hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

4.2 Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in
Section 4.1 above, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Trust, after notice that it involved such indemnification, (a) by a disinterested majority of the Trustees then in office; or (b) by a majority of the disinterested Trustees then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Trustees; or (d) by vote of Shareholders holding a majority of the Shares entitled to vote thereon, exclusive of any Shares beneficially owned by any interested Covered Person; provided, however, that such indemnification would not protect such person against any liability to the Trust or its Shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office. Approval by the Trustees pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause (c) of this Section shall not prevent the recovery from any Covered Person of any amount paid as indemnification to such Covered Person in accordance with any of such clauses if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

4.3 Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 4, the term "Covered Person" shall include such person's heirs, executors and administrators; an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending; and a "disinterested Trustee" or "disinterested person" is a Trustee or a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, or the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                            ARTICLE 5
                             Reports

5.1 General. The Trustees and officers shall render reports at the time and in the manner required by the Declaration of Trust or any applicable law. Officers shall render such additional reports as they may deem desirable or from time to time as may be required by the Trustees.

                            ARTICLE 6
                           Fiscal Year

6.1 General. Except as otherwise provided from time to time by the Trustees, the fiscal year of the Trust shall end on December
31 in each year.

                            ARTICLE 7
                              Seal

7.1 General. The seal of the Trust shall consist of a flat-faced die with the word "Massachusetts", together with the name of the Trust and the year of its organization cut or engraved thereon. Unless otherwise required by the Trustees, it shall not be necessary to place the seal on, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust.

                            ARTICLE 8
                       Execution of Papers

8.1 General. Except as the Trustees, generally or in particular cases, may have authorized the execution thereof in some other manner, all checks, notes, drafts and other obligations and all registration statements and amendments thereto and all applications and amendments thereto to the Securities and Exchange Commission shall be signed by any of the President, any Vice- President, the Treasurer or any of such other officers or agents as shall be designated for that purpose by a vote of the Trustees.

                            ARTICLE 9
                 Issuance of Share Certificates

9.1 Share Certificates. In lieu of issuing certificates for shares, the Trustees or the transfer agent may either issue receipts therefor or may keep accounts upon the books of the Trust for the record holders of such shares, who shall in either case be deemed, for all purposes hereunder, to be the holders of certificates for such shares as if they had accepted such certificates and shall be held to have expressly assented and agreed to the terms of this Article 9.

The Trustees may at any time authorize the issuance of share certificates. In that event, each shareholder shall be entitled to a certificate stating the number of shares owned by him or her, in such form as shall be prescribed from time to time by the Trustees. Such certificates shall be signed by the President or any Vice-President and by the Treasurer or any Assistant Treasurer. Such signatures may be facsimile if the certificate is signed by a transfer agent, or by a registrar, other than a Trustee, officer or employee of the Trust. In case any officer who has signed or whose facsimile signature has been placed on such certificate shall cease to be such officer before such certificate is issued, it may be issued by the Trust with the same effect as if he or she were such officer at the time of its issue.

9.2 Loss of Certificates. In case of the alleged loss or destruction or the mutilation of a share certificate, a duplicate certificate may be issued in place thereof, upon such terms as the Trustees shall prescribe.

9.3 Issuance of New Certificates to Pledgee. A pledgee of shares transferred as collateral security shall be entitled to a new certificate if the instrument of transfer substantially describes the debt or duty that is intended to be secured thereby. Such new certificate shall express on its face that it is held as collateral security, and the name of the pledgor shall be stated thereon, who alone shall be liable as a shareholder and entitled to vote thereon.

9.4 Discontinuance of Issuance of Certificates. The Trustees may at any time discontinue the issuance of share certificates and may, by written notice to each shareholder, require the surrender of share certificates to the Trust for cancellation. Such surrender and cancellation shall not effect the ownership of shares in the Trust.

                           ARTICLE 10
   Provisions Relating to the Conduct of the Trust's Business

10.1 Determination of Net Asset Value Per Share. Net asset value per share of each Series or Class of shares of the Trust shall be determined at the times and in the manner specified from time to time by the Trustees.

                           ARTICLE 11
            Shareholders' Voting Powers and Meetings

11.1 Record Dates. For the purpose of determining the shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a time, which shall be not more than 90 days before the date of any meeting of shareholders or the date for the payment of any dividend or of any other distribution, as the record date for determining the shareholders having the right to notice of and to vote at such meeting and any adjournment thereof or the right to receive such dividend or distribution, and in such case only shareholders of record on such record date shall have such right notwithstanding any transfer of shares on the books of the Trust after the record date; or without fixing such record date the Trustees may for any of such purposes close the register or transfer books for all or any part of such period.

                           ARTICLE 12
                    Amendments to the By-Laws

12.1 General. These By-Laws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees.

                          EXHIBIT NO. 5

FORM OF MANAGEMENT AGREEMENTS BETWEEN THE TRUST AND VALUE TREND
CAPITAL MANAGEMENT, LP, RELATING TO EACH SERIES OF THE TRUST

                        VALUE TREND FUNDS
                      MANAGEMENT AGREEMENT

     This AGREEMENT is made and entered into this        day of
, 1998, by and between VALUE TREND FUNDS, a registered management company (the "Trust"), and VALUE TREND CAPITAL MANAGEMENT, LP, a registered investment adviser (the "Investment Adviser"), for management of the VALUE TREND LARGE CAP FUND, (the "Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the partners hereby agree as follows:

1.The Investment Adviser shall regularly provide the Value Trend Large Cap Fund with continuing investment advice and management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions as provided for in the Fund's Prospectus and Statement of Additional Information, determine what securities shall be purchased, held and sold for the portfolio of the Fund, and what portion of the Fund's assets shall be purchased, held and sold for the portfolio of the Fund, and what portion of the Fund's assets shall be held univested subject always to the provision of the By-Laws of the Fund, the 1940 Act, the Internal Revenue Code of 1986 and to the Fund's investment objective, policies and restrictions, and subject further, to such policies and instructions as the Board of Trustees of the Fund from time to time may establish.

2.The Investment Adviser shall render administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Board of Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants, and others); preparing and making filings with the Security and Exchange Commission (SEC) and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investors and public relations matters; monitoring the valuation of securities and calculation of the net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third-party; assisting in establishing accounting policies of the Fund; assisting in resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends, and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Board of Trustees.

3.The Investment Adviser shall receive from the Fund, as compensation for its services, a fee, accrued daily and payable monthly, at an annual rate of 1.25% of the Fund's net assets. On days for which the values of the Fund's net assets are not determined, the fee is accrued on the most recently determined net assets adjusted for subsequent daily income and expense accruals.

The Investment Adviser will reimburse the Fund to the extent the Fund's total annual expenses, excluding taxes, interest, brokerage commissions, and extraordinary litigation expenses, during any of its fiscal years, exceed 1.25% of its average daily net asset value in such year.

The Investment Adviser furnishes at its own expense office space to the Fund and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Investment Adviser also pays for expenses of marketing shares of the Funds, placement of securities orders (excluding brokerage commissions) and related bookkeeping.

The Fund pays all expenses incident to its operations and business not specifically assumed by the Investment Adviser, including expenses relating to custodial services, fund pricing, legal services, brokerage commissions, auditing charges, print and mailing reports and prospectuses to existing shareholders, taxes and corporate fees, maintaining registration of the Fund under the Investment Company Act of 1940 and registration of its shares under the Securities Act of 1933, and qualifying and maintaining qualification of its shares under securities laws of certain states.

4. The management agreement shall continue for a period of two years from the date of the agreement and the Board of Trustees shall approve at least annually or the shareholders shall vote a majority of the outstanding voting securities of the Fund annually to continue the management agreement, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser by vote cast in person or by phone at a meeting called for the purpose of voting on such approval.

5.The management agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Trustees or by the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Investment Adviser. This management agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

6.The Fund may use the name Value Trend only so long as this management agreement or any extension, renewal or amendment thereof remains in effect and with permission of the Investment
Adviser.

7. The Investment Adviser shall not be liable for any errors of judgment or mistakes of law or for any loss suffered by the Fund in connection with matters to which this management agreement relates, except a loss resulting form willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in performance of its obligation and duties under this management agreement.

Value Trend Funds (the "Funds") - Board of Trustees


Ross C. Provence                   Date


Bradley DeHaven                    Date


Jeffrey R. Provence                Date


Thomas H. Addis III                Date


Stephen H. Burch                   Date


Value Trend Capital Management, LP - General Partners



Ross C. Provence                   Date


Jeffrey R. Provence                Date



                             NOTICE

     A copy of the Agreement and Declaration of Trust establishing Value Trend Funds (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's (Value Trend Large Cap Fund) series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                        VALUE TREND FUNDS
                      MANAGEMENT AGREEMENT

     This AGREEMENT is made and entered into this        day of
, 1998, by and between VALUE TREND FUNDS, a registered management company (the "Trust"), and VALUE TREND CAPITAL MANAGEMENT, LP, a registered investment adviser (the "Investment Adviser"), for management of the VALUE TREND LINKS FUND, (the "Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the partners hereby agree as follows:

1.The Investment Adviser shall regularly provide the Value Trend Links Fund with continuing investment advice and management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions as provided for in the Fund's Prospectus and Statement of Additional Information, determine what securities shall be purchased, held and sold for the portfolio of the Fund, and what portion of the Fund's assets shall be purchased, held and sold for the portfolio of the Fund, and what portion of the Fund's assets shall be held univested subject always to the provision of the By-Laws of the Fund, the 1940 Act, the Internal Revenue Code of 1986 and to the Fund's investment objective, policies and restrictions, and subject further, to such policies and instructions as the Board of Trustees of the Fund from time to time may establish.

2.The Investment Adviser shall render administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Board of Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants, and others); preparing and making filings with the Security and Exchange Commission (SEC) and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investors and public relations matters; monitoring the valuation of securities and calculation of the net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third-party; assisting in establishing accounting policies of the Fund; assisting in resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends, and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Board of Trustees.

3.The Investment Adviser shall receive from the Fund, as compensation for its services, a fee, accrued daily and payable monthly, at an annual rate of 1.35% of the Fund's net assets. On days for which the values of the Fund's net assets are not determined, the fee is accrued on the most recently determined net assets adjusted for subsequent daily income and expense accruals.

The Investment Adviser will reimburse the Fund to the extent the Fund's total annual expenses, excluding taxes, interest, brokerage commissions, and extraordinary litigation expenses, during any of its fiscal years, exceed 1.35% of its average daily net asset value in such year.

The Investment Adviser furnishes at its own expense office space to the Fund and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Investment Adviser also pays for expenses of marketing shares of the Funds, placement of securities orders (excluding brokerage commissions) and related bookkeeping.

The Fund pays all expenses incident to its operations and business not specifically assumed by the Investment Adviser, including expenses relating to custodial services, fund pricing, legal services, brokerage commissions, auditing charges, print and mailing reports and prospectuses to existing shareholders, taxes and corporate fees, maintaining registration of the Fund under the Investment Company Act of 1940 and registration of its shares under the Securities Act of 1933, and qualifying and maintaining qualification of its shares under securities laws of certain states.

4. The management agreement shall continue for a period of two years from the date of the agreement and the Board of Trustees shall approve at least annually or the shareholders shall vote a majority of the outstanding voting securities of the Fund annually to continue the management agreement, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser by vote cast in person or by phone at a meeting called for the purpose of voting on such approval.

5.The management agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Trustees or by the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Investment Adviser. This management agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

6.The Fund may use the name Value Trend only so long as this management agreement or any extension, renewal or amendment thereof remains in effect and with permission of the Investment
Adviser.

7. The Investment Adviser shall not be liable for any errors of judgment or mistakes of law or for any loss suffered by the Fund in connection with matters to which this management agreement relates, except a loss resulting form willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in performance of its obligation and duties under this management agreement.

Value Trend Funds (the "Funds") - Board of Trustees


Ross C. Provence                   Date


Bradley DeHaven                    Date


Jeffrey R. Provence                Date


Thomas H. Addis III                Date


Stephen H. Burch                   Date


Value Trend Capital Management, LP - General Partners



Ross C. Provence                   Date


Jeffrey R. Provence                Date



                             NOTICE

     A copy of the Agreement and Declaration of Trust establishing Value Trend Funds (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's (Value Trend Links Fund) series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                        VALUE TREND FUNDS
                      MANAGEMENT AGREEMENT

     This AGREEMENT is made and entered into this        day of
, 1998, by and between VALUE TREND FUNDS, a registered management company (the "Trust"), and VALUE TREND CAPITAL MANAGEMENT, LP, a registered investment adviser (the "Investment Adviser"), for management of the VALUE TREND WORLDWIDE FUND, (the "Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the partners hereby agree as follows:

1.The Investment Adviser shall regularly provide the Value Trend Worldwide Fund with continuing investment advice and management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions as provided for in the Fund's Prospectus and Statement of Additional Information, determine what securities shall be purchased, held and sold for the portfolio of the Fund, and what portion of the Fund's assets shall be purchased, held and sold for the portfolio of the Fund, and what portion of the Fund's assets shall be held univested subject always to the provision of the By-Laws of the Fund, the 1940 Act, the Internal Revenue Code of 1986 and to the Fund's investment objective, policies and restrictions, and subject further, to such policies and instructions as the Board of Trustees of the Fund from time to time may establish.

2.The Investment Adviser shall render administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Board of Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants, and others); preparing and making filings with the Security and Exchange Commission (SEC) and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investors and public relations matters; monitoring the valuation of securities and calculation of the net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third-party; assisting in establishing accounting policies of the Fund; assisting in resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends, and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Board of Trustees.

3.The Investment Adviser shall receive from the Fund, as compensation for its services, a fee, accrued daily and payable monthly, at an annual rate of 1.35% of the Fund's net assets. On days for which the values of the Fund's net assets are not determined, the fee is accrued on the most recently determined net assets adjusted for subsequent daily income and expense accruals.

The Investment Adviser will reimburse the Fund to the extent the Fund's total annual expenses, excluding taxes, interest, brokerage commissions, and extraordinary litigation expenses, during any of its fiscal years, exceed 1.35% of its average daily net asset value in such year.

The Investment Adviser furnishes at its own expense office space to the Fund and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Investment Adviser also pays for expenses of marketing shares of the Funds, placement of securities orders (excluding brokerage commissions) and related bookkeeping.

The Fund pays all expenses incident to its operations and business not specifically assumed by the Investment Adviser, including expenses relating to custodial services, fund pricing, legal services, brokerage commissions, auditing charges, print and mailing reports and prospectuses to existing shareholders, taxes and corporate fees, maintaining registration of the Fund under the Investment Company Act of 1940 and registration of its shares under the Securities Act of 1933, and qualifying and maintaining qualification of its shares under securities laws of certain states.

4. The management agreement shall continue for a period of two years from the date of the agreement and the Board of Trustees shall approve at least annually or the shareholders shall vote a majority of the outstanding voting securities of the Fund annually to continue the management agreement, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser by vote cast in person or by phone at a meeting called for the purpose of voting on such approval.

5.The management agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Trustees or by the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Investment Adviser. This management agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

6.The Fund may use the name Value Trend only so long as this management agreement or any extension, renewal or amendment thereof remains in effect and with permission of the Investment
Adviser.

7. The Investment Adviser shall not be liable for any errors of judgment or mistakes of law or for any loss suffered by the Fund in connection with matters to which this management agreement relates, except a loss resulting form willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in performance of its obligation and duties under this management agreement.

Value Trend Funds (the "Funds") - Board of Trustees


Ross C. Provence                   Date


Bradley DeHaven                    Date


Jeffrey R. Provence                Date


Thomas H. Addis III                Date


Stephen H. Burch                   Date


Value Trend Capital Management, LP - General Partners



Ross C. Provence                   Date


Jeffrey R. Provence                Date



                             NOTICE

     A copy of the Agreement and Declaration of Trust establishing Value Trend Funds (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's (Value Worldwide Fund) series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                          EXHIBIT NO. 8

                        CUSTODY AGREEMENT


     THIS AGREEMENT, is made as of ______________, 1998, by and between VALUE TREND FUNDS, a business trust organized under the laws of the State of Massachusetts (the "Trust"), and THE FIFTH THIRD BANK, a banking company organized under the laws of the State of Ohio (the "Custodian").

     WITNESSETH:

     WHEREAS, the Trust desires that the Securities and cash of each of the investment portfolios identified in Exhibit A hereto (such investment portfolios and individually referred to herein as a "Fund" and collectively as the "Funds"), be held and administered by the Custodian pursuant to this Agreement; and

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Custodian represents that it is a bank having the qualifications prescribed in Section 26(a)(i) of the 1940
Act;

     NOW, THEREFORE, in consideration of the mutual agreements herein made, the Trust and the Custodian hereby agree as follows:

                            ARTICLE I
                           DEFINITIONS

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     1.1 "Authorized Person" means any Officer or other person duly authorized by resolution of the Board of Trustees to give Oral Instructions and Written Instructions on behalf of the Trust and named in Exhibit B hereto or in such resolutions of the Board of Trustees, certified by an Officer, as may be received by the Custodian from time to time.

     1.2 "Board of Trustees" shall mean the Trustees from time to time serving under the Trust's Agreement and Declaration of Trust, dated September 2, 1998, as from time to time amended.

     1.3 "Book-Entry System" shall mean a federal book-entry system as provided in Subpart O of Treasury Circular No. 300, 31 CFR 306, in Subpart B of 31 CFR Part 350, or in such book-entry regulations of federal agencies as are substantially in the form of such Subpart O.

     1.4 "Business Day" shall mean any day recognized as a settlement day by The New York Stock Exchange, Inc. and any other day for which the Fund computes the net asset value of the Fund.

     1.5  "NASD" shall mean The National Association of
Securities Dealers, Inc.

     1.6 "Officer" shall mean the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer of the Trust.

     1.7 "Oral Instructions" shall mean instructions orally transmitted to and accepted by the Custodian because such instructions are: (i) reasonably believed by the Custodian to have been given by an Authorized Person, (ii) recorded and kept among the records of the Custodian made in the ordinary course of business and (iii) orally confirmed by the Custodian. The Trust shall cause all Oral Instructions to be confirmed by Written Instructions. If such Written Instructions confirming Oral Instructions are not received by the Custodian prior to a transaction, it shall in no way affect the validity of the transaction or the authorization thereof by the Trust. If Oral Instructions vary from the Written Instructions which purport to confirm them, the Custodian shall notify the Trust of such variance but such Oral Instructions will govern unless the Custodian has not yet acted.

     1.8 "Custody Account" shall mean any account in the name of the Trust, which is provided for in Section 3.2 below.

     1.9  "Proper Instructions" shall mean Oral Instructions or
Written Instructions.  Proper Instructions may be continuing
Written Instructions when deemed appropriate by both parties.

     1.10 "Securities Depository" shall mean The Participants Trust Company or The Depository Trust Company and (provided that Custodian shall have received a copy of a resolution of the Board of Trustees, certified by an Officer, specifically approving the use of such clearing agency as a depository for the Trust) any other clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities and Exchange Act of 1934 (the "1934 Act"), which acts as a system for the central handling of Securities where all Securities of any particular class or series of an issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of the Securities.

     1.11 "Securities" shall include, without limitation, common and preferred stocks, bonds, call options, put options, debentures, notes, bank certificates of deposit, bankers' acceptances, mortgage-backed securities, other money market instruments or other obligations, and any certificates, receipts, warrants or other instruments or documents representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or any similar property or assets that the Custodian has the facilities to clear and to service.

     1.12 "Shares" shall mean the units of beneficial interest issued by the Trust.

     1.13 "Written Instructions" shall mean (i) written communications actually received by the Custodian and signed by one or more persons as the Board of Trustees shall have from time to time authorized, or (ii) communications by telex or any other such system from a person or persons reasonably believed by the Custodian to be Authorized, or (iii) communications transmitted electronically through the Institutional Delivery System (IDS), or any other similar electronic instruction system acceptable to Custodian and approved by resolutions of the Board of Trustees, a copy of which, certified by an Officer, shall have been delivered to the Custodian.

                           ARTICLE II
                    APPOINTMENT OF CUSTODIAN

     2.1 Appointment. The Trust hereby constitutes and appoints the Custodian as custodian of all Securities and cash owned by or in the possession of the Trust at any time during the period of this Agreement, provided that such Securities or cash at all times shall be and remain the property of the Trust.

     2.2 Acceptance. The Custodian hereby accepts appointment as such custodian and agrees to perform the duties thereof as hereinafter set forth and in accordance with the 1940 Act as amended. Except as specifically set forth herein, the Custodian shall have no liability and assumes no responsibly for any non-compliance by the Trust or a Fund of any laws, rules or regulations.

                           ARTICLE III
                 CUSTODY OF CASH AND SECURITIES

     3.1 Segregation. All Securities and non-cash property held by the Custodian for the account of the Fund, except Securities maintained in a Securities Depository or Book-Entry System, shall be physically segregated from other Securities and non-cash property in the possession of the Custodian and shall be identified as subject to this Agreement.

     3.2 Custody Account. The Custodian shall open and maintain in its trust department a custody account in the name of each Fund, subject only to draft or order of the Custodian, in which the Custodian shall enter and carry all Securities, cash and other assets of the Fund which are delivered to it.

     3.3 Appointment of Agents. In its discretion, the Custodian may appoint, and at any time remove, any domestic bank or trust company, which has been approved by the Board of Trustees and is qualified to act as a custodian under the 1940 Act, as sub-custodian to hold Securities and cash of the Funds and to carry out such other provisions of this Agreement as it may determine, and may also open and maintain one or more banking accounts with such a bank or trust company (any such accounts to be in the name of the Custodian and subject only to its draft or order), provided, however, that the appointment of any such agent shall not relieve the Custodian of any of its obligations or liabilities under this Agreement.

     3.4 Delivery of Assets to Custodian. The Fund shall deliver, or cause to be delivered, to the Custodian all of the Fund's Securities, cash and other assets, including (a) all payments of income, payments of principal and capital distributions received by the Fund with respect to such Securities, cash or other assets owned by the Fund at any time during the period of this Agreement, and (b) all cash received by the Fund for the issuance, at any time during such period, of Shares. The Custodian shall not be responsible for such Securities, cash or other assets until actually received by it.

     3.5  Securities Depositories and Book-Entry Systems.  The
Custodian may deposit and/or maintain Securities of the Funds in a Securities Depository or in a Book-Entry System, subject to the following provisions:

     (a) Prior to a deposit of Securities of the Funds in any Securities Depository or Book-Entry System, the Fund shall deliver to the Custodian a resolution of the Board of Trustees, certified by an Officer, authorizing and instructing the Custodian on an on-going basis to deposit in such Securities Depository or Book-Entry System all Securities eligible for deposit therein and to make use of such Securities Depository or Book-Entry System to the extent possible and practical in connection with its performance hereunder, including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of collateral consisting of Securities. So long as such Securities Depository or Book-Entry System shall continue to be employed for the deposit of Securities of the Funds, the Trust shall annually re-adopt such resolution and deliver a copy thereof, certified by an Officer, to the Custodian.

     (b) Securities of the Fund kept in a Book-Entry System or Securities Depository shall be kept in an account ("Depository Account") of the Custodian in such Book-Entry System or Securities Depository which includes only assets held by the Custodian as a fiduciary, custodian or otherwise for customers.

     (c) The records of the Custodian and the Custodian's account on the books of the Book-Entry System and Securities Depository as the case may be, with respect to Securities of a Fund maintained in a Book-Entry System or Securities Depository shall, by book-entry, or otherwise identify such Securities as belonging to the Fund.

     (d) If Securities purchases by the Fund are to be held in a Book-Entry System or Securities Depository, the Custodian shall pay for such Securities upon (i) receipt of advice from the Book-Entry System or Securities Depository that such Securities have been transferred to the Depository Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. If Securities sold by the Fund are held in a Book-Entry System or Securities Depository, the Custodian shall transfer such Securities upon (i) receipt of advice from the Book-Entry System or Securities depository that payment for such Securities has been transferred to the Depository Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund.

     (e) Upon request, the Custodian shall provide the Fund with copies of any report (obtained by the Custodian from a Book-Entry System or Securities Depository in which Securities of the Fund is kept) on the internal accounting controls and procedures for safeguarding Securities deposited in such Book-Entry System or Securities Depository.

     (f) Anything to the contrary in this Agreement notwithstanding, the Custodian shall be liable to the Trust for any loss or damage to the Trust resulting (i) from the use of a Book-Entry System or Securities Depository by reason of any negligence or willful misconduct on the part of Custodian or any sub-custodian appointed pursuant to Section 3.3 above or any of its or their employees, or (ii) from failure of Custodian or any such sub-custodian to enforce effectively such rights as it may have against a Book-Entry System or Securities Depository. At its election, the Trust shall be subrogated to the rights of the Custodian with respect to any claim against a Book-Entry System or Securities Depository or any other person for any loss or damage to the Funds arising from the use of such Book-Entry System or Securities Depository, if and to the extent that the Trust has been made whole for any such loss or damage.

     3.6 Disbursement of Moneys from Custody Accounts. Upon receipt of Proper Instructions, the Custodian shall disburse moneys from a Fund Custody Account but only in the following cases:

     (a) For the purchase of Securities for the Fund but only upon compliance with Section 4.1 of this Agreement and only (i) in the case of Securities (other than options on Securities, futures contracts and options on futures contracts), against the delivery to the Custodian (or any sub-custodian appointed pursuant to Section 3.3 above) of such Securities registered as provided in Section 3.9 below in proper form for transfer, or if the purchase of such Securities is effected through a Book-Entry System or Securities Depository, in accordance with the conditions set forth in Section 3.5 above; (ii) in the case of options on Securities, against delivery to the Custodian (or such sub-custodian) of such receipts as are required by the customs prevailing among dealers in such options; (iii) in the case of futures contracts and options on futures contracts, against delivery to the Custodian (or such sub-custodian) of evidence of title thereto in favor of the Trust or any nominee referred to in Section 3.9 below; and (iv) in the case of repurchase or reverse repurchase agreements entered into between the Trust and a bank which is a member of the Federal Reserve System or between the Trust and a primary dealer in U.S. Government securities, against delivery of the purchased Securities either in certificate form or through an entry crediting the Custodian's account at a Book-Entry System or Securities Depository for the account of the Fund with such Securities;

     (b) In connection with the conversion, exchange or surrender, as set forth in Section 3.7(f) below, of Securities owned by the Fund;

     (c) For the payment of any dividends or capital gain distributions declared by the Fund;

     (d) In payment of the redemption price of Shares as provided in Section 5.1 below;

     (e) For the payment of any expense or liability incurred by the Trust, including but not limited to the following payments for the account of a Fund: interest; taxes; administration, investment management, investment advisory, accounting, auditing, transfer agent, custodian, trustee and legal fees; and other operating expenses of a Fund; in all cases, whether or not such expenses are to be in whole or in part capitalized or treated as deferred expenses;

     (f) For transfer in accordance with the provisions of any agreement among the Trust, the Custodian and a broker-dealer registered under the 1934 Act and a member of the NASD, relating to compliance with rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Trust;

     (g) For transfer in accordance with the provisions of any agreement among the Trust, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Trust;

     (h) For the funding of any uncertificated time deposit or other interest-bearing account with any banking institution
(including the Custodian), which deposit or account has a term of one year or less; and

     (i) For any other proper purposes, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Trustees, certified by an Officer, specifying the amount and purpose of such payment, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom such payment is to be made.

     3.7  Delivery of Securities from Fund Custody Accounts.
Upon receipt of Proper Instructions, the Custodian shall release and deliver Securities from a Custody Account but only in the following cases:

     (a) Upon the sale of Securities for the account of a Fund but only against receipt of payment therefor in cash, by certified or cashiers check or bank credit;

     (b)  In the case of a sale effected through a Book-Entry
System or Securities Depository, in accordance with the provisions of Section 3.5 above;

     (c) To an Offeror's depository agent in connection with tender or other similar offers for Securities of a Fund; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

     (d) To the issuer thereof or its agent (i) for transfer into the name of the Trust, the Custodian or any sub-custodian appointed pursuant to Section 3.3 above, or of any nominee or nominees of any of the foregoing, or (ii) for exchange for a different number of certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new Securities are to be delivered to the Custodian;

     (e) To the broker selling Securities, for examination in accordance with the "street delivery" custom;

     (f) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the issuer of such Securities, or pursuant to provisions for conversion contained in such Securities, or pursuant to any deposit agreement, including surrender or receipt of underlying Securities in connection with the issuance or cancellation of depository receipts; provided that, in any such case, the new Securities and cash, if any, are to be delivered to the Custodian;

     (g) Upon receipt of payment therefor pursuant to any repurchase or reverse repurchase agreement entered into by a Fund;

     (h) In the case of warrants, rights or similar Securities, upon the exercise thereof, provided that, in any such case, the new Securities and cash, if any, are to be delivered to the Custodian;

     (i) For delivery in connection with any loans of Securities of a Fund, but only against receipt of such collateral as the Trust shall have specified to the Custodian in Proper
Instructions;

     (j) For delivery as security in connection with any borrowings by the Trust on behalf of a Fund requiring a pledge of assets by such Fund, but only against receipt by the Custodian of the amounts borrowed;

     (k) Pursuant to any authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Trust or a Fund;

     (l) For delivery in accordance with the provisions of any agreement among the Trust, the Custodian and a broker-dealer registered under the 1934 Act and a member of the NASD, relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Trust on behalf of a Fund;

     (m) For delivery in accordance with the provisions of any agreement among the Trust on behalf of a Fund, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Trust on behalf of a Fund; or

     (n) For any other proper corporate purposes, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Trustees, certified by an Officer, specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such Securities shall be made.

     3.8 Actions Not Requiring Proper Instructions. Unless otherwise instructed by the Trust, the Custodian shall with respect to all Securities held for a Fund;

     (a) Subject to Section 7.4 below, collect on a timely basis all income and other payments to which the Trust is entitled either by law or pursuant to custom in the securities business;

     (b) Present for payment and, subject to Section 7.4 below, collect on a timely basis the amount payable upon all Securities which may mature or be called, redeemed, or retired, or otherwise become payable;

     (c) Endorse for collection, in the name of the Trust, checks, drafts and other negotiable instruments;

     (d) Surrender interim receipts or Securities in temporary form for Securities in definitive form;

     (e) Execute, as custodian, any necessary declarations or certificates of ownership under the federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect, and prepare and submit reports to the Internal Revenue Service ("IRS") and to the Trust at such time, in such manner and containing such information as is prescribed by the IRS;

     (f) Hold for a Fund, either directly or, with respect to Securities held therein, through a Book-Entry System or Securities Depository, all rights and similar securities issued with respect to Securities of the Fund; and

     (g)  In general, and except as otherwise directed in Proper
Instructions, attend to all non-discretionary details in connection with sale, exchange, substitution, purchase, transfer and other dealings with Securities and assets of the Fund.

     3.9 Registration and Transfer of Securities. All Securities held for a Fund that are issued or issuable only in bearer form shall be held by the Custodian in that form, provided that any such Securities shall be held in a Book-Entry System for the account of the Trust on behalf of a Fund, if eligible therefor. All other Securities held for a Fund may be registered in the name of the Trust on behalf of such Fund, the Custodian, or any sub-custodian appointed pursuant to Section 3.3 above, or in the name of any nominee of any of them, or in the name of a Book-Entry System, Securities Depository or any nominee of either thereof; provided, however, that such Securities are held specifically for the account of the Trust on behalf of a Fund. The Trust shall furnish to the Custodian appropriate instruments to enable the Custodian to hold or deliver in proper form for transfer, or to register in the name of any of the nominees hereinabove referred to or in the name of a Book-Entry System or Securities Depository, any Securities registered in the name of a Fund.

     3.10 Records.   (a) The Custodian shall maintain, by Fund,
complete and accurate records with respect to Securities, cash or other property held for the Trust, including (i) journals or other records of original entry containing an itemized daily record in detail of all receipts and deliveries of Securities and all receipts and disbursements of cash; (ii) ledgers (or other records) reflecting (A) Securities in transfer, (B) Securities in physical possession, (C) monies and Securities borrowed and monies and Securities loaned (together with a record of the collateral therefor and substitutions of such collateral), (D) dividends and interest received, and (E) dividends receivable and interest accrued; and (iii) canceled checks and bank records related thereto. The Custodian shall keep such other books and records of the Trust as the Trust shall reasonably request, or as may be required by the 1940 Act, including, but not limited to
Section 3.1 and Rule 31a-1 and Rule 31a-2 promulgated thereunder.

     (b) All such books and records maintained by the Custodian shall (i) be maintained in a form acceptable to the Trust and in compliance with rules and regulations of the Securities and Exchange Commission, (ii) be the property of the Trust and at all times during the regular business hours of the Custodian be made available upon request for inspection by duly authorized officers, employees or agents of the Trust and employees or agents of the Securities and Exchange Commission, and (iii) if required to be maintained by Rule 31a-1 under the 1940 Act, be preserved for the periods prescribed in Rule 31a-2 under the 1940 Act.

     3.11 Fund Reports by Custodian. The Custodian shall furnish the Trust with a daily activity statement by Fund and a summary of all transfers to or from the Custody Account on the day following such transfers. At least monthly and from time to time, the Custodian shall furnish the Trust with a detailed statement, by Fund, of the Securities and moneys held for the Trust under this Agreement.

     3.12 Other Reports by Custodian. The Custodian shall provide the Trust with such reports, as the Trust may reasonably request from time to time, on the internal accounting controls and procedures for safeguarding Securities, which are employed by the Custodian or any sub-custodian appointed pursuant to Section
3.3 above.

     3.13 Proxies and Other Materials. The Custodian shall cause all proxies if any, relating to Securities which are not registered in the name of a Fund, to be promptly executed by the registered holder of such Securities, without indication of the manner in which such proxies are to be voted, and shall include all other proxy materials, if any, promptly deliver to the Trust such proxies, all proxy soliciting materials, which should include all other proxy materials, if any, and all notices to such Securities.

     3.14 Information on Corporate Actions. Custodian will promptly notify the Trust of corporate actions, limited to those Securities registered in nominee name and to those Securities held at a Depository or sub-Custodian acting as agent for Custodian. Custodian will be responsible only if the notice of such corporate actions is published by the Financial Daily Card Service, J.J. Kenny Called Bond Service, DTC, or received by first class mail from the agent. For market announcements not yet received and distributed by Custodian's services, Trust will inform its custody representative with appropriate instructions. Custodian will, upon receipt of Trusties response within the required deadline, affect such action for receipt or payment for the Trust. For those responses received after the deadline, Custodian will affect such action for receipt or payment, subject to the limitations of the agent(s) affecting such actions. Custodian will promptly notify Trust for put options only if the notice is received by first class mail from the agent. The Trust will provide or cause to be provided to Custodian with all relevant information contained in the prospectus for any security which has unique put/option provisions and provide Custodian with specific tender instructions at least ten business days prior to the beginning date of the tender period.

                           ARTICLE IV
          PURCHASE AND SALE OF INVESTMENTS OF THE FUND

     4.1 Purchase of Securities. Promptly upon each purchase of Securities for the Trust, Written Instructions shall be delivered to the Custodian, specifying (a) the name of the issuer or writer of such Securities, and the title or other description thereof,
(b) the number of shares, principal amount (and accrued interest, if any) or other units purchased, (c) the date of purchase and settlement, (d) the purchase price per unit, (e) the total amount payable upon such purchase, and (f) the name of the person to whom such amount is payable. The Custodian shall upon receipt of such Securities purchased by a Fund pay out of the moneys held for the account of such Fund the total amount specified in such Written Instructions to the person named therein. The Custodian shall not be under any obligation to pay out moneys to cover the cost of a purchase of Securities for a Fund, if in the relevant Custody Account there is insufficient cash available to the Fund for which such purchase was made.

     4.2 Liability for Payment in Advance of Receipt of Securities Purchased. In any and every case where payment for the purchase of Securities for a Fund is made by the Custodian in advance of receipt for the account of the Fund of the Securities purchased but in the absence of specific Written or Oral Instructions to so pay in advance, the Custodian shall be liable to the Fund for such Securities to the same extent as if the Securities had been received by the Custodian.

     4.3 Sale of Securities. Promptly upon each sale of Securities by a Fund, Written Instructions shall be delivered to the Custodian, specifying (a) the name of the issuer or writer of such Securities, and the title or other description thereof, (b) the number of shares, principal amount (and accrued interest, if any), or other units sold, (c) the date of sale and settlement
(d) the sale price per unit, (e) the total amount payable upon such sale, and (f) the person to whom such Securities are to be delivered. Upon receipt of the total amount payable to the Trust as specified in such Written Instructions, the Custodian shall deliver such Securities to the person specified in such Written Instructions. Subject to the foregoing, the Custodian may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in Securities.

     4.4  Delivery of Securities Sold.  Notwithstanding Section
4.3 above or any other provision of this Agreement, the Custodian, when instructed to deliver Securities against payment, shall be entitled, if in accordance with generally accepted market practice, to deliver such Securities prior to actual receipt of final payment therefor. In any such case, the Trust shall bear the risk that final payment for such Securities may not be made or that such Securities may be returned or otherwise held or disposed of by or through the person to whom they were delivered, and the Custodian shall have no liability for any of the foregoing.

     4.5 Payment for Securities Sold, etc. In its sole discretion and from time to time, the Custodian may credit the relevant Custody Account, prior to actual receipt of final payment thereof, with (i) proceeds from the sale of Securities which it has been instructed to deliver against payment, (ii) proceeds from the redemption of Securities or other assets of the Trust, and (iii) income from cash, Securities or other assets of the Trust. Any such credit shall be conditional upon actual receipt by Custodian of final payment and may be reversed if final payment is not actually received in full. The Custodian may, in its sole discretion and from time to time, permit the Trust to use funds so credited to its Custody Account in anticipation of actual receipt of final payment. Any such funds shall be repayable immediately upon demand made by the Custodian at any time prior to the actual receipt of all final payments in anticipation of which funds were credited to the Custody Account.

     4.6 Advances by Custodian for Settlement. The Custodian may, in its sole discretion and from time to time, advance funds to the Trust to facilitate the settlement of a Trust transactions on behalf of a Fund in its Custody Account. Any such advance shall be repayable immediately upon demand made by Custodian.

                            ARTICLE V
                   REDEMPTION OF TRUST SHARES

     Transfer of Funds. From such funds as may be available for the purpose in the relevant Custody Account, and upon receipt of Proper Instructions specifying that the funds are required to redeem Shares of a Fund, the Custodian shall wire each amount specified in such Proper Instructions to or through such bank as the Trust may designate with respect to such amount in such Proper Instructions. Upon effecting payment or distribution in accordance with proper Instruction, the Custodian shall not be under any obligation or have any responsibility thereafter with respect to any such paying bank.

                           ARTICLE VI
                       SEGREGATED ACCOUNTS

     Upon receipt of Proper Instructions, the Custodian shall establish and maintain a segregated account or accounts for and on behalf of each Fund, into which account or accounts may be transferred cash and/or Securities, including Securities maintained in a Depository Account,

     (a) in accordance with the provisions of any agreement among the Trust, the Custodian and a broker-dealer registered under the 1934 Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Trust,

     (b) for purposes of segregating cash or Securities in connection with securities options purchased or written by a Fund or in connection with financial futures contracts (or options thereon) purchased or sold by a Fund,

     (c) which constitute collateral for loans of Securities made by a Fund,

     (d) for purposes of compliance by the Trust with requirements under the 1940 Act for the maintenance of segregated accounts by registered investment companies in connection with reverse repurchase agreements and when-issued, delayed delivery and firm commitment transactions, and

     (e) for other proper corporate purposes, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Trustees, certified by an Officer, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.

                           ARTICLE VII
                    CONCERNING THE CUSTODIAN

     7.1 Standard of Care. The Custodian shall be held to the exercise of reasonable care in carrying out its obligations under this Agreement, and shall be without liability to the Trust for any loss, damage, cost, expense (including attorneys' fees and disbursements), liability or claim unless such loss, damages, cost, expense, liability or claim arises from negligence, bad faith or willful misconduct on its part or on the part of any sub-custodian appointed pursuant to Section 3.3 above. The Custodian's cumulative liability within a calendar year shall be limited with respect to the Trust or any party claiming by, through or on behalf of the Trust for the initial and all subsequent renewal terms of this Agreement, to be the actual damages sustained by the Trust, (actual damages for uninvested funds shall be the overnight Feds fund rate). The Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall promptly notify the Trust of any action taken or omitted by the Custodian pursuant to advice of counsel. The Custodian shall not be under any obligation at any time to ascertain whether the Trust is in compliance with the 1940 Act, the regulations thereunder, the provisions of the Trust's charter documents or by-laws, or its investment objectives and policies as then in effect.

     7.2 Actual Collection Required. The Custodian shall not be liable for, or considered to be the custodian of, any cash belonging to the Trust or any money represented by a check, draft or other instrument for the payment of money, until the Custodian or its agents actually receive such cash or collect on such instrument.

     7.3 No Responsibility for title, etc. So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received or delivered by it pursuant to this Agreement.

     7.4 Limitation on Duty to Collect. Custodian shall not be required to enforce collection, by legal means or otherwise, of any money or property due and payable with respect to Securities held for the Trust if such Securities are in default or payment is not made after due demand or presentation.

     7.5 Reliance Upon Documents and Instructions. The Custodian shall be entitled to rely upon any certificate, notice or other instrument in writing received by it and reasonably believed by it to be genuine. The Custodian shall be entitled to rely upon any Oral Instructions and/or any Written Instructions actually received by it pursuant to this Agreement.

     7.6 Express Duties Only. The Custodian shall have no duties or obligations whatsoever except such duties and obligations as are specifically set forth in this Agreement, and no covenant or obligation shall be implied in this Agreement against the Custodian.

     7.7 Cooperation. The Custodian shall cooperate with and supply necessary information, by the Trust, to the entity or entities appointed by the Trust to keep the books of account of the Trust and/or compute the value of the assets of the Trust. The Custodian shall take all such reasonable actions as the Trust may from time to time request to enable the Trust to obtain, from year to year, favorable opinions from the Trust's independent accountants with respect to the Custodian's activities hereunder in connection with (a) the preparation of the Trust's report on Form N-1A and Form N-SAR and any other reports required by the Securities and Exchange Commission, and (b) the fulfillment by the Trust of any other requirements of the Securities and Exchange Commission.

                          ARTICLE VIII
                         INDEMNIFICATION

     8.1 Indemnification. The Trust shall indemnify and hold harmless the Custodian and any sub-custodian appointed pursuant to Section 3.3 above, and any nominee of the Custodian or of such sub-custodian from and against any loss, damage, cost, expense (including attorneys' fees and disbursements), liability (including, without limitation, liability arising under the Securities Act of 1933, the 1934 Act, the 1940 Act, and any state or foreign securities and/or banking laws) or claim arising directly or indirectly (a) from the fact that Securities are registered in the name of any such nominee, or (b) from any action or inaction by the Custodian or such sub-custodian (i) at the request or direction of or in reliance on the advice of the Trust, or (ii) upon Proper Instructions, or (c) generally, from the performance of its obligations under this Agreement or any sub-custody agreement with a sub-custodian appointed pursuant to
Section 3.3 above or, in the case of any such sub-custodian, from the performance of its obligations under such custody agreement, provided that neither the Custodian nor any such sub-custodian shall be indemnified and held harmless from and against any such loss, damage, cost, expense, liability or claim arising from the Custodian's or such sub-custodian's negligence, bad faith or willful misconduct.

     8.2 Indemnity to be Provided. If the Trust requests the Custodian to take any action with respect to Securities, which may, in the opinion of the custodian, result in the Custodian or its nominee becoming liable for the payment of money or incurring liability of some other form, the Custodian shall not be required to take such action until the Trust shall have provided indemnity therefor to the Custodian in an amount and form satisfactory to the Custodian.

                           ARTICLE IX
                          FORCE MAJEURE

     Neither the Custodian nor the Trust shall be liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; strikes; epidemics; riots; power failures; computer failure and any such circumstances beyond its reasonable control as may cause interruption, loss or malfunction of utility, transportation, computer (hardware or software) or telephone communication service; accidents; labor disputes, acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation; provided, however, that the Custodian in the event of a failure or delay shall use its best efforts to ameliorate the effects of any such failure or delay. Notwithstanding the foregoing, the Custodian shall maintain sufficient disaster recovery procedures to minimize interruptions.

                            ARTICLE X
                  EFFECTIVE PERIOD; TERMINATION

     10.1 Effective Period. This Agreement shall become effective as of the date first set forth above and shall continue in full force and effect until terminated as hereinafter provided.

     10.2 Termination. Either party hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of the giving of such notice. If a successor custodian shall have been appointed by the Board of Trustees, the Custodian shall, upon receipt of a notice of acceptance by the successor custodian, on such specified date of termination (a) deliver directly to the successor custodian all Securities (other than Securities held in a Book-Entry System or Securities Depository) and cash then owned by the Trust and held by the Custodian as custodian, and (b) transfer any Securities held in a Book-Entry System or Securities Depository to an account of or for the benefit of the Trust at the successor custodian, provided that the Trust shall have paid to the Custodian all fees, expenses and other amounts to the payment or reimbursement of which it shall then be entitled.
Upon such delivery and transfer, the Custodian shall be relieved of all obligations under this Agreement. The Trust may at any time immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the Custodian by regulatory authorities in the State of Ohio or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

     10.3 Failure to Appoint Successor Custodian. If a successor custodian is not designated by the Trust on or before the date of termination specified pursuant to Section 10.1 above, then the Custodian shall have the right to deliver to a bank or trust company of its own selection, which is (a) a "Bank" as defined in the 1940 Act, (b) has aggregate capital, surplus and undivided profits as shown on its then most recent published report of not less than $25 million, and (c) is doing business in New York, New York, all Securities, cash and other property held by Custodian under this Agreement and to transfer to an account of or for the Trust at such bank or trust company all Securities of the Trust held in a Book-Entry System or Securities Depository. Upon such delivery and transfer, such bank or trust company shall be the successor custodian under this Agreement and the Custodian shall be relieved of all obligations under this Agreement. If, after reasonable inquiry, Custodian cannot find a successor custodian as contemplated in this Section 10.3, then Custodian shall have the right to deliver to the Trust all Securities and cash then owned by the Trust and to transfer any Securities held in a Book-Entry System or Securities Depository to an account of or for the Trust. Thereafter, the Trust shall be deemed to be its own custodian with respect to the Trust and the Custodian shall be relieved of all obligations under this Agreement.

                           ARTICLE XI
                    COMPENSATION OF CUSTODIAN

     The Custodian shall be entitled to compensation as agreed upon from time to time by the Trust and the Custodian. The fees and other charges in effect on the date hereof and applicable to the Funds are set forth in Exhibit B attached hereto.

                           ARTICLE XII
                     LIMITATION OF LIABILITY

     The Trust is a business trust organized under the laws of the State of Massachusetts and under a Declaration of Trust, to which reference is hereby made a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name of the Trust or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust or the Funds personally, but bind only the assets of the Trust, and all persons dealing with any of the Funds of the Trust must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

                          ARTICLE XIII
                             NOTICES

     Unless otherwise specified herein, all demands, notices, instructions, and other communications to be given hereunder shall be in writing and shall be sent or delivered to The receipt at the address set forth after its name herein below:

                    To the Trust:
                    VALUE TREND FUNDS
                    411 West Madison Avenue
                    El Cajon, CA 92020
                    Attn: Ross C. Provence, President - Board of
Trustees

                    Telephone:     (619) 588-9700
                    Facsimile:     (619) 588-9701

                    To the Custodian:

                    The Fifth Third Bank
                    38 Fountain Square Plaza
                    Cincinnati, Ohio  45263
                    Attn:  Area Manager - Trust Operations

                    Telephone:   (513) 579-5300
                    Facsimile:   (513) 579-4312

or at such other address as either party shall have provided to the other by notice given in accordance with this Article XIII. Writing shall include transmission by or through teletype, facsimile, central processing unit connection, on-line terminal and magnetic tape.

                           ARTICLE XIV
                          MISCELLANEOUS

     14.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

     14.2 References to Custodian. The Trust shall not circulate any printed matter which contains any reference to Custodian without the prior written approval of Custodian, excepting printed matter contained in the prospectus or statement of additional information or its registration statement for the Trust and such other printed matter as merely identifies Custodian as custodian for the Trust. The Trust shall submit printed matter requiring approval to Custodian in draft form, allowing sufficient time for review by Custodian and its counsel prior to any deadline for printing.

     14.3 No Waiver. No failure by either party hereto to exercise and no delay by such party in exercising, any right hereunder shall operate as a waiver thereof. The exercise by either party hereto of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein are cumulative and not exclusive of any remedies provided at law or in equity.

     14.4 Amendments. This Agreement cannot be changed orally and no amendment to this Agreement shall be effective unless evidenced by an instrument in writing executed by the parties hereto.

     14.5 Counterparts. This Agreement may be executed in one or more counterparts, and by the parties hereto on separate counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

     14.6 Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.

     14.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party hereto without the written consent of the other party hereto.

     14.8 Headings. The headings of sections in this Agreement are for convenience of reference only and shall not affect the meaning or construction of any provision of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered in its name and on its behalf by its representatives thereunto duly authorized, all as of the day and year first above written.

ATTEST: VALUE TREND FUNDS


     By:


     Its:

     Dated:              , 1998


ATTEST:  THE FIFTH THIRD BANK


     By:


     Its:

     Dated:              , 1998

     EXHIBIT A
     TO THE CUSTODY AGREEMENT BETWEEN
     VALUE TREND FUNDS AND THE FIFTH THIRD BANK


1.   VALUE TREND LARGE CAP FUND
2.   VALUE TREND LINKS FUND
3.   VALUE TREND WORLDWIDE FUND

     Date:               , 1998


     By:


     Its:


     THE FIFTH THIRD BANK

     By:


     Its:


     Dated:              , 1998

     EXHIBIT B
     TO THE CUSTODY AGREEMENT BETWEEN
     VALUE TREND FUNDS AND THE FIFTH THIRD BANK

     Date:                    , 1998

     AUTHORIZED PERSONS


     Set forth below are the names and specimen signatures of the persons authorized by the Trust to Administer each Custody
Account.



Name                               Signature

  Ross C. Provence

  Jeffrey R. Provence

     SIGNATURE RESOLUTION

RESOLVED, That all of the following officers of VALUE TREND FUNDS and any of them, namely the Chairman, President, Vice President, Secretary and Treasurer, are hereby authorized as signers for the conduct of business for an on behalf of the Funds with THE FIFTH THIRD BANK:



     PRESIDENT


     VICE PRESIDENT


     TREASURER


     SECRETARY


     The undersigned officers of VALUE TREND FUNDS hereby certify that the foregoing is within the parameters of a Resolution adopted by Trustees of the Trust in a meeting held
, 19      , directing and authorizing preparation of documents
and to do everything necessary to effect the Custody Agreement between VALUE TREND FUNDS and THE FIFTH THIRD BANK.



By:__________________________________________


Its:__________________________________________


By:__________________________________________


Its:___________________________________________

     EXHIBIT C
     TO THE CUSTODY AGREEMENT BETWEEN
     VALUE TREND FUNDS AND THE FIFTH THIRD BANK

                         , 1998

     MUTUAL FUND CUSTODY FEE SCHEDULE


BASIC ACCOUNT CHARGE

FUND SIZE:

TRANSACTION FEES

A transaction is a purchase, sale, maturity, redemption, tender, exchange, dividend reinvestment, deposit or withdrawal of a security (with the exception of Fifth Third Certificates of Deposit, Commercial Paper & Repo's).

MISCELLANEOUS FEES

                        EXHIBIT NO. 9(a)

                    ADMINISTRATION AGREEMENT


     THIS AGREEMENT is made and entered into this 5th day of October, 1998, by and between VALUE TREND FUNDS a registered management investment company (the "Fund"), and MAXUS INFORMATION SYSTEMS, INC. DBA MUTUAL SHAREHOLDER SERVICES, an Ohio corporation ("MSS").

                           RECITALS:

     A. The Fund is a non-diversified, open-end management investment company registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     B. The Fund desires to appoint MSS as its transfer agent and dividend disbursing and redemption agent, and MSS desires to accept such appointment.

                          AGREEMENTS:

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

1.   DUTIES OF MSS.

     1.01 Subject to the terms and conditions set forth in this Agreement, the Fund hereby employs and appoints MSS to act, and MSS agrees to act, as transfer agent for the Fund's authorized and issued shares of beneficial interest of each class of each portfolio of the Fund (the "Shares"), and as dividend disbursing and redemption agent for the Fund.

     1.02 MSS agrees that it will perform the following services:

          (a) In accordance with procedures established from time to time by agreement between the Fund and MSS, MSS shall:

             (i) Receive for acceptance, orders for the purchase of Shares, and promptly deliver payment and appropriate documentation therefore to the Custodian of the Fund authorized by the Board of Directors of the Fund (the "Custodian");

            (ii) Pursuant to purchase orders, issue the appropriate number of Shares and hold such Shares in the appropriate Shareholder account;

          (iii) Receive for acceptance redemption requests and redemption directions and deliver the appropriate documentation therefore to the Custodian;

            (iv) At the appropriate time as and when it receives monies paid to it by the Custodian with respect to any redemption, pay over or cause to be paid over in the appropriate manner such monies as instructed by the redeeming Shareholders;

             (v)     Effect transfers of Shares by the registered
          owners    thereof    upon   receipt   of    appropriate
          instructions;

            (vi) Prepare and transmit payments for dividends and distributions declared by the Fund;

          (vii) Maintain records of account for and advise the Fund and its Shareholders as to the foregoing; and

          (viii) Record the issuance of shares of the Fund and maintain pursuant to SEC Rule 17Ad-10(e) a record of the total number of shares of the Fund which are authorized, based upon data provided to it by the Fund, and issued and outstanding. MSS shall also provide the Fund on a regular basis with the total number of shares which are authorized and issued and outstanding and shall have no obligation, when recording the issuance of shares, to monitor the issuance of such shares or to take cognizance of any laws relating to the issue or sale of such shares, which functions shall be the sole responsibility of the Fund.

          (b) In addition, MSS shall perform all of the customary services of a transfer agent, dividend disbursing and redemption agent, including but not limited to: maintaining all Shareholder accounts, preparing Shareholder meeting lists, mailing proxies, receiving and tabulating proxies, mailing Shareholder reports and prospectuses to current Shareholders, withholding taxes on U.S. resident and non-resident alien accounts, preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all Shareholders, preparing and mailing confirmation forms and statements of account to Shareholders for all purchases and redemptions of Shares and other confirmable transactions in Shareholder accounts, preparing and mailing activity statements for Shareholders, and providing Shareholder account information and provide a system and reports which will enable the Fund to monitor the total number of Shares sold in each State.

     Procedures applicable to certain of these services may be established from time to time by agreement between the Fund and MSS.

2.   FEES AND EXPENSES

     2.01 In consideration of the services to be performed by MSS pursuant to this Agreement, the Fund agrees to pay MSS the fees set forth in the fee schedule attached hereto as Exhibit "A".

     2.02 In addition to the fee paid under Section 2.01 above, the Fund agrees to reimburse MSS for out-of-pocket expenses or advances incurred by MSS in connection with the performance of its obligations under this Agreement. In addition, any other expenses incurred by MSS at the request or with the consent of the Fund will be reimbursed by the Fund.

     2.03 The Fund agrees to pay all fees and reimbursable expenses within five days following the receipt of the respective billing notice. Postage for mailing of dividends, proxies, Fund reports and other mailings to all shareholder accounts shall be advanced to MSS by the Fund at least seven days prior to the mailing date of such materials.

3.   REPRESENTATIONS AND WARRANTIES OF MSS

     MSS represents and warrants to the Fund that:

     3.01 It is a corporation duly organized and existing and in good standing under the laws of the State of Ohio.

     3.02 It is duly qualified to carry on its business in the State of Ohio.

     3.03 It is empowered under applicable laws and by its charter and by-laws to enter into and perform this Agreement.

     3.04 All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

     3.05 It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

     3.06 MSS is duly registered as a transfer agent under the Securities Act of 1934 and shall continue to be registered throughout the remainder of this Agreement.

4.   REPRESENTATIONS AND WARRANTIES OF THE FUND

     The Fund represents and warrants to MSS that:

     4.01 It is a Massachusetts business trust duly organized and existing and in good standing under the laws of The Commonwealth of Massachussets.

     4.02 It is empowered under applicable laws and by its charter and By-Laws to enter into and perform this Agreement.

     4.03 All trust proceedings required by said charter and By-Laws have been taken to authorize it to enter into and perform this Agreement.

     4.04 It is an open-end and diversified management investment company registered under the 1940 Act.

     4.05 A registration statement under the Securities Act of 1933 is currently or will become effective and will remain effective, and appropriate state securities law filings as required, have been or will be made and will continue to be made, with respect to all Shares of the Fund being offered for sale.

5.   INDEMNIFICATION

     5.01 MSS shall not be responsible for, and the Fund shall indemnify and hold MSS harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

          (a) All actions of MSS or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without gross negligence or willful misconduct.

          (b) The Fund's refusal or failure to comply with the terms of this Agreement, or which arise out of the Fund's lack good faith, gross negligence or willful misconduct or which arise out of the breach of any representation or warranty of the Fund hereunder.

          (c) The reliance on or use by MSS or its agents or subcontractors of information, records and documents which (i) are received by MSS or its agents or subcontractors and furnished to it by or on behalf of the Fund, and (ii) have been prepared and/or maintained by the Fund or any other person or firm on behalf of the Fund.

          (d) The reliance on, or the carrying out by MSS or its agents or subcontractors of, any instructions or requests of the Fund.

          (e) The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

     5.02 MSS shall indemnify and hold the Fund harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to any action or failure or omission to act by MSS as a result of MSS's lack of good faith, gross or ordinary negligence or willful misconduct.

     5.03 At any time MSS may apply to any officer of the Fund for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by MSS under this Agreement, and MSS and its agents or subcontractors shall not be liable and shall be indemnified by the Fund for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel. MSS, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document furnished by or on behalf of the Fund, reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided MSS or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Fund, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund. MSS, its agents and subcontractors shall also be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or registrar, or of a co-transfer agent or co-registrar.

     5.04 In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

     5.05 Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement or for any act or failure to act hereunder.

     5.06 Upon the assertion of a claim for which either party may be required to indemnify the other, the party of seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification the defense of such claim. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

6.   COVENANTS  OF THE FUND AND MSS

     6.01 The Fund shall promptly furnish to MSS a certified copy of the resolution of the Board of Directors of the Fund authorizing the appointment of MSS and the execution and delivery of this Agreement.

     6.02 MSS hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of stock certificates, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.

     6.03 MSS shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. To the extent required by Section 31 of the 1940 Act, as amended, and the Rules thereunder, MSS agrees that all such records prepared or maintained by MSS relating to the services to be performed by MSS hereunder are the property of the Fund and will be preserved, maintained and made available in accordance with such Section and Rules, and will be surrendered promptly to the Fund on and in accordance with its request.

     6.04 MSS and the Fund agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law.

     6.05 In case of any requests or demands for the inspection of the Shareholder records of the Fund, MSS will endeavor to notify the Fund and to secure instructions from an authorized officer of the Fund as to such inspection. MSS reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by its counsel that it may be held liable for the failure to exhibit the Shareholder records to such person, and shall promptly notify the Fund of any unusual request to inspect or copy the shareholder records of the Fund or the receipt of any other unusual request to inspect, copy or produce the records of the Fund.

7.   TERM OF AGREEMENT

     7.01 This Agreement shall become effective as of the date hereof and shall remain in force for a period of three years; provided, however, that each party to this Agreement have the option to terminate the Agreement without penalty, upon 90 days prior written notice.

     7.02 Should the Fund exercise its right to terminate, all out-of-pocket expenses associated with the movement of records and material will be borne by the Fund. Additionally, MSS reserves the right to charge for any other reasonable expenses associated with such termination.

8.   MISCELLANEOUS

     8.01 Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

     8.02 This Agreement may be amended or modified by a written agreement executed by both parties and authorized or approved by a resolution of the Board of Trustees of the Fund.

     8.03 The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Ohio as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of Ohio, or any of the provisions here in, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     8.04 This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

     8.05 All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by telex or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To the Fund:                       To MSS:

VALUE TREND FUNDS                  MAXUS INFORMATION SYSTEMS, INC.
411   West   Madison  Avenue       DBA  MUTUAL  SHAREHOLDER SERVICES
El  Cajon, CA 92020                1301 East Ninth Street,  36th Floor
                                   Cleveland, OH 44114

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


Fund:                               MAXUS  INFORMATION  SYSTEMS, INC.
VALUE TREND FUNDS


By:                                 By:

Its:                                Its:

EXHIBIT "A"

FEE SCHEDULE


The following fees will be paid in respect to the Value Trend
Large Cap Fund:

          $9.25 shareholder account per annum, payable monthly, subject to a $775 minimum per month.*

          plus:

          $12.00 per month for each state in which a Series is registered under the blue sky laws of such state.*

*Notwithstanding the foregoing, the above amounts will be discounted by the following percentages depending on the size of the Value Trend Large Cap Fund:

Discount                      Net assets of  Series
80%            -            250,000
70%      250,000            500,000
60%      500,000          1,000,000
50%    1,000,000          2,000,000
45%    2,000,000          3,000,000
40%    3,000,000          4,000,000
35%    4,000,000          5,000,000
30%    5,000,000          6,000,000
25%    6,000,000          7,000,000
20%    7,000,000          8,000,000
15%    8,000,000          9,000,000
10%    9,000,000         10,000,000
5%    10,000,000         11,000,000
0%    11,000,000                  -

The following fees will be paid in respect to any additional
Series:

          $9.25 shareholder account per annum, payable monthly, subject to a $775 minimum per month.**

          plus:

          $12.00 per month for each state in which a Series is registered under the blue sky laws of such state.**

**Notwithstanding the foregoing, each additional Series will be charged a fee equal to the non-discounted fee discounted proportionately by the size of the fund until it reaches $10,000,000.

Net assets of additional Series    Percent of Total Fees
   100,000                                  1%
   250,000                                2.5%
   500,000                                  5%
   750,000                                7.5%
 1,000,000                                 10%
 2,000,000                                 20%
 3,000,000                                 30%
 4,000,000                                 40%
 5,000,000                                 50%
 6,000,000                                 60%
 7,000,000                                 70%
 8,000,000                                 80%
 9,000,000                                 90%
10,000,000                                100%

                        EXHIBIT NO. 9(b)


                  ACCOUNTING SERVICES AGREEMENT


     THIS AGREEMENT is made and entered into this 5th day of October, 1998, by and between VALUE TREND FUNDS, a registered management investment company (the "Fund"), and MAXUS INFORMATION SYSTEMS, INC., an Ohio corporation doing business as MUTUAL SHAREHOLDER SERVICES ("MSS").

                            RECITALS:

     A. The Fund is a non-diversified, open-end management investment company registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     B.     MSS   is   a  corporation  experienced  in  providing
accounting services to mutual funds and possesses facilities sufficient to provide such services; and

     C. The Fund desires to avail itself of the experience, assistance and facilities of MSS and to have MSS perform the Fund certain services appropriate to the operations of the Fund, and MSS is willing to furnish such services in accordance with the terms hereinafter set forth.

                           AGREEMENTS:

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

     1.   DUTIES OF MSS.

     MSS will provide the Fund with the necessary office space, communication facilities and personnel to perform the following services for the Fund:

          (a) Timely calculate and transmit to NASDAQ the daily net asset value of each class of shares of each portfolio of the Fund, and communicate such value to the Fund and its transfer agent;

          (b) Maintain and keep current all books and records of the Fund as required by Rule 31a-1 under the 1940 Act, as such rule or any successor rule may be amended from time to time ("Rule 31a-1"), that are applicable to the fulfillment of MSS's duties hereunder, as well as any other documents necessary or advisable for compliance with applicable regulations as may be mutually agreed to between the Fund and MSS. Without limiting the generality of the foregoing, MSS will prepare and maintain the following records upon receipt of information in proper form from the Fund or its authorized agents:

          * Cash receipts journal
          * Cash disbursements journal
          * Dividend record
          * Purchase and sales - portfolio securities journals
          * Subscription and redemption journals
          * Security ledgers
          * Broker ledger
          * General ledger
          * Daily expense accruals
          * Daily income accruals
          * Securities  and  monies  borrowed  or  loaned   and
            collateral therefore
          * Foreign currency journals
          * Trial balances

          (c) Provide the Fund and its investment adviser with daily portfolio valuation, net asset value calculation and other standard operational reports as requested from time to time.

          (d) Provide all raw data available from its fund accounting system for the preparation by the Fund or its investment advisor of the following:

           1.Semi-annual financial statements;
           2.Semi-annual form N-SAR;
           3.Annual tax returns;
           4.Financial data necessary to update form N-1A;
           5.Annual proxy statement.

          (e) Provide facilities to accommodate annual audit and any audits or examinations conducted by the Securities and Exchange Commission or any other governmental or quasi-governmental entities with jurisdiction.

MSS shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     2.   FEES AND EXPENSES.

          (a) In consideration of the services to be performed by MSS pursuant to this Agreement, the Fund agrees to pay
     MSS the fees set forth in the fee schedule attached hereto as Exhibit A.

          (b) In addition to the fees paid under paragraph (a) above, the Fund agrees to reimburse MSS for out-of-pocket expenses or advances incurred by MSS in connection with the performance of its obligations under this Agreement. In addition, any other expenses incurred by MSS at the request or with the consent of the Fund will be reimbursed by the Fund.

          (c) The Fund agrees to pay all fees and reimbursable expenses within five days following the receipt of the respective billing notice.

     3.   LIMITATION OF LIABILITY OF MSS.

          (a) MSS shall be held to the exercise of reasonable care in carrying out the provisions of the Agreement, but shall not be liable to the Fund for any action taken or omitted by it in good faith without gross negligence, bad faith, willful misconduct or reckless disregard of its duties hereunder. It shall be entitled to rely upon and may act upon the accounting records and reports generated by the Fund, advice of the Fund, or of counsel for the Fund and upon statements of the Fund's independent accountants, and shall not be liable for any action reasonably taken or omitted pursuant to such records and reports or advice, provided that such action is not, to the knowledge of MSS, in violation of applicable federal or state laws or regulations, and provided further that such action is taken without gross negligence, bad faith, willful misconduct or reckless disregard of its duties.

          (b) Nothing herein contained shall be construed to protect MSS against any liability to the Fund to which MSS shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties to the Fund, reckless disregard of its obligations and duties under this Agreement or the willful violation of any applicable law.

          (c) Except as may otherwise be provided by applicable law, neither MSS nor its stockholders, officers, directors, employees or agents shall be subject to, and the Fund shall indemnify and hold such persons harmless from and against, any liability for and any damages, expenses or losses incurred by reason of the inaccuracy of information furnished to MSS by the Fund or its authorized agents.

     4.   REPORTS.

          (a) The Fund shall provide to MSS on a quarterly basis a report of a duly authorized officer of the Fund representing that all information furnished to MSS during the preceding quarter was true, complete and correct in all material respects. MSS shall not be responsible for the accuracy of any information furnished to it by the Fund or its authorized agents, and the Fund shall hold MSS harmless in regard to any liability incurred by reason of the inaccuracy of such information.

          (b) Whenever, in the course of performing its duties under this Agreement, MSS determines, on the basis of information supplied to MSS by the Fund or its authorized agents, that a violation of applicable law has occurred or that, to its knowledge, a possible violation of applicable law may have occurred or, with the passage of time, would occur, MSS shall promptly notify the Fund and its counsel of such violation.

     5.   ACTIVITIES OF MSS.

     The services of MSS under this Agreement are not to be deemed exclusive, and MSS shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

     6.   ACCOUNTS AND RECORDS.

     The accounts and records maintained by MSS shall be the property of the Fund, and shall be surrendered to the Fund promptly upon request by the Fund in the form in which such accounts and records have been maintained or preserved. MSS agrees to maintain a back-up set of accounts and records of the Fund (which back-up set shall be updated on at least a weekly basis) at a location other than that where the original accounts and records are stored. MSS shall assist the Fund's independent auditors, or, upon approval of the Fund, any regulatory body, in any requested review of the Fund's accounts and records. MSS shall preserve the accounts and records as they are required to be maintained and preserved by Rule 31a-1.

     7.   CONFIDENTIALITY.

     MSS agrees that it will, on behalf of itself and its officers and employees, treat all transactions contemplated by this Agreement, and all other information germane thereto, as confidential and not to be disclosed to any person except as may be authorized by the Fund.

     8.   TERM OF AGREEMENT.

     (a) This Agreement shall become effective as of the date hereof and shall remain in force for a period of three years; provided, however, that each party to this Agreement have the option to terminate the Agreement, without penalty, upon 90 days prior written notice.

     (b) Should the Fund exercise its right to terminate, all out-of-pocket expenses associated with the movements of records and material will be borne by the Fund. Additionally, MSS reserves the right to charge for any other reasonable expenses associated with such termination.

     9.   MISCELLANEOUS.

     (a) Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

     (b) The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Ohio as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of Ohio, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (c) This Agreement may be amended by the parties hereto only if such amendment is in writing and signed by both parties.

     (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

     (e) All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by telex or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

     To the Fund:                To MSS:

     VALUE TREND FUNDS           MAXUS INFORMATION SYSTEMS, INC.
     411 West Madison Avenue     DBA  MUTUAL SHAREHOLDER SERVICES
     El Cajon, CA 92020          1301 East Ninth Street, 36th Floor
                                 Cleveland, OH 44114

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


VALUE TREND FUNDS                      MAXUS INFORMATION SYSTEMS, INC.


By:___________________________         By: __________________________

Its:__________________________         Its:__________________________

EXHIBIT "A"

FEE SCHEDULE


The following fees will be paid in respect to the Value Trend
Large Cap Fund:

If average value of the Value Trend
Large Cap Fund
is between the following     Yearly Fee     Monthly Fee
-------------------------   ------------    -----------
          -   25,000,000        21,000*         1,750*
 25,000,000   50,000,000        30,500          2,542
 50,000,000   75,000,000        36,250          3,021
 75,000,000  100,000,000        42,000          3,500
100,000,000  125,000,000        47,750          3,979
125,000,000  150,000,000        53,500          4,458
150,000,000            -        59,250          4,938

*Notwithstanding the foregoing, the above amounts will be discounted by the following percentages depending on the size of the Value Trend Large Cap Fund:

Discount     Net assets of  Series
80%            -            250,000
70%      250,000            500,000
60%      500,000          1,000,000
50%    1,000,000          2,000,000
45%    2,000,000          3,000,000
40%    3,000,000          4,000,000
35%    4,000,000          5,000,000
30%    5,000,000          6,000,000
25%    6,000,000          7,000,000
20%    7,000,000          8,000,000
15%    8,000,000          9,000,000
10%    9,000,000         10,000,000
 5%   10,000,000         11,000,000
 0%   11,000,000                  -

The following fees will be paid in respect to any additional
Series:

If average value of the additional Series
is between the following     Yearly Fee     Monthly Fee
------------------------    ------------    -----------
          -   25,000,000          21,000**        1,750**
 25,000,000   50,000,000          30,500          2,542
 50,000,000   75,000,000          36,250          3,021
 75,000,000  100,000,000          42,000          3,500
100,000,000  125,000,000          47,750          3,979
125,000,000  150,000,000          53,500          4,458
150,000,000            -          59,250          4,938

**Notwithstanding the foregoing, each additional Series will be charged a fee equal to the non-discounted fee discounted proportionately by the size of the fund until it reaches $10,000,000.

Net assets of additional Series    Percent of Total Fees
   100,000                    1%
   250,000                  2.5%
   500,000                    5%
   750,000                  7.5%
 1,000,000                   10%
 2,000,000                   20%
 3,000,000                   30%
 4,000,000                   40%
 5,000,000                   50%
 6,000,000                   60%
 7,000,000                   70%
 8,000,000                   80%
 9,000,000                   90%
10,000,000                  100%